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Semi-Annual Report to Shareholders

May 31, 2001

Fiduciary
Trust
International

President's Message

Dear Shareholder:

I am pleased to present the FTI Funds Semi-Annual Report covering the Funds' activity during the first half of the Funds' fiscal year from December 1, 2000 through May 31, 2001.

This report begins with economic reviews by each Fund's portfolio manager that cover market conditions and their impact on Fund performance and strategy. A complete list of each Fund's holdings, as well as the financial statements, round out this Semi-Annual Report.

In general, the six-month reporting period was a difficult one for most types of stocks, while bonds recorded positive returns as a decline in interest rates caused a broad increase in bond prices.

FTI Large Capitalization Growth Fund gives shareholders the opportunity to own a diversified portfolio of stocks issued by large, established U.S. companies that have a record of growth in price and earnings, and that have strong potential to continue that growth. At the end of the reporting period, the Fund's portfolio included such household names as American Express, AOL Time Warner, Cisco, General Motors, Home Depot, Microsoft, Pfizer and Wal-Mart. During the reporting period, the Fund produced a total return of -16.46%, the result of a decline in the value of the Fund's portfolio.* The Fund paid $0.28 in capital gains. At the end of the reporting period, net assets totaled $28 million.

FTI Large Capitalization Growth and Income Fund gives shareholders the opportunity to own a diversified portfolio of stocks issued by large, established U.S. companies that have the potential to grow in price and produce income. At the end of the reporting period, the Fund's portfolio included Exxon Mobil, General Motors, IBM, Intel and J.P. Morgan Chase. During the reporting period, the Fund produced a total return of -5.47% as a result of a decline in the value of the Fund's portfolio.* The Fund paid income totaling $0.02 per share and capital gains totaling $1.61 per share. At the end of the reporting period, net assets totaled $80.2 million.

FTI International Equity Fund's portfolio of international stocks produced a total return of -13.08% through a decline in the value of the Fund's portfolio.* The Fund's $0.03 in dividend income was a positive contributor to the total return.* On the last day of the reporting period, the United Kingdom (22.7%), Japan (18%), Germany (11.9%) and France (10.7%) were the Fund's largest country commitments. Net assets totaled $67.1 million at the end of the reporting period.**

FTI Small Capitalization Equity Fund is managed to pursue a high level of growth through a diversified portfolio of small capitalization stocks.*** During the reporting period, the Fund produced a total return of -2.48% due to a modest decline in the value of its portfolio.* Net assets totaled $102.7 million at the end of the reporting period.

FTI European Smaller Companies Fund , which began operation on January 2, 2001, is the newest addition to the FTI Funds family. This Fund gives investors the opportunity to further diversify their assets internationally by participating in companies that, in the portfolio manager's judgment, are up-and-coming in the dynamic European market.****

At the end of the reporting period, the FTI Bond Fund's portfolio of income-producing investments focused on corporate bonds, with the rest of the portfolio diversified among mortgage backed securities and U.S. Treasury securities. During the reporting period, the Fund paid income totaling $0.29 per share. The Fund produced a total return of 5.83% as the falling rate environment helped increase the value of the portfolio.* At the end of the reporting period, net assets totaled $132.8 million.

FTI Municipal Bond Fund helps tax-sensitive investors pursue income free of federal income tax, through a portfolio of bonds issued by municipalities across the United States.***** During the reporting period, the Fund paid tax-free income totaling $0.19 per share. The Fund achieved a total return of 4.72% as the falling interest rate environment helped increase the value of the portfolio.* Net assets totaled $89.2 million on the last day of the reporting period.

While the reporting period was a positive one for bond investors, I urge you to remember that the performance of stocks is best measured over the long term. The short-term volatility that we have been experiencing, while painful, is part of investing. For many investors, a price decline presents the opportunity to dollar-cost average, or lower the average cost of their shares by purchasing additional shares at lower prices.

Thank you for putting your money to work in key financial markets through the diversification and professional management of the growing FTI Funds family. We look forward to keeping you informed on the details of your investment through the highest level of service possible.

Sincerely,

/s/ Peter J. Germain

Peter J. Germain
President
July 15, 2001

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

*** Small cap stocks have historically experienced greater volatility than average.

**** Funds that invest a significant portion of their assets in a particular geographic region may be subject to greater currency risk and more susceptible to adverse impact from actions of foreign governments.

***** Income may be subject to the federal alternative minimum tax.

Investment Review

FTI Large Capitalization Growth Fund

Performance

FTI Large Capitalization Growth Fund ended May 2001 with a net asset value of $8.20 per share and total net assets of $28 million. The Fund's return for the first six months of its fiscal year, December 1, 2000 through May 31, 2001, was -16.46% compared to -14.99% for the Russell 1000 Growth Index.*

The absolute and relative performance for the first half of the Fund's fiscal year was disappointing. The market environment in general continued to favor defensive or value-oriented sectors, as demonstrated by the Russell 1000 Value Index** return of +6.04 versus the -14.99% return of the Russell 1000 Growth Index. The underperformance of the Fund relative to the Russell 1000 Growth Index was driven mainly by specific holdings within the technology sector. For the six-month reporting period, the technology and telecommunications sectors were the worst performing sectors in the market. As the economy slowed and companies cut back on capital spending, these sectors were the most adversely affected. Despite our below-market weight in technology, specific holdings within the sector negatively impacted relative performance; Cisco Systems, for example, was among the weakest performing technology holdings.

Sector decisions that contributed positively to the Fund's performance were overweights in the energy, consumer discretionary and financial sectors. Particular stocks that made strong contributions included AOL Time Warner, Transocean, JPMorgan Chase, eBay and Dell Computer.

Market Review

The equity markets remained volatile and largely negative over the past six months. January and April saw positive returns, though the returns were not enough to overcome other months' declines. After taking no action in December 2000, the Federal Reserve Board (Fed) eased rates five times in the first five months of 2001. The first move by the Fed, a surprise 50 basis point cut in the federal funds target rate on January 3, started the calendar year off on a positive note as investors expected future rate cuts to help the economy. The technology sector, the worst performing sector in December, led the rally on positive sentiment. However, as the year progressed, both economic and market fundamentals continued to deteriorate, and the technology sector was hit the hardest as a drop off in corporate expenditures particularly impacted spending in the technology sector. In a direct reversal from January, technology was the poorest performing sector in February, and the Russell 1000 Gr owth Index ended the month down 16.98%.

March closed out one of the most disappointing three months in history for all equity markets. Every broad share index was down in double digits for the quarter, with the Russell 1000 Growth Index down 20.90%. Concerns continued to focus on a slowing economy and its effect on corporate profits and the consumer. The fall in profits during the quarter eclipsed even the abruptness of the economic slowdown.

* Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

** Russell 1000® Value Index: Measures the performance of the 1000 largest of the 3000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Funds that have a higher concentration of investments in a specific industry or sector, such as technology, may be subject to a higher degree of market risk than funds whose investments are more diversified.

The Fed's fourth rate cut on April 18 and a stronger-than-expected Gross Domestic Product growth rate for the first quarter boosted investor sentiment and supported a market reversal in April, but again, the market rally did not last. During May, the Fed cut rates for the fifth time. The 50 basis point decrease in the federal funds target rate on May 15 initially prompted a run up in the equity markets. However, as weak economic data came out later in the month, including soft employment numbers, the market retreated, giving up almost all of its earlier gains.

Investment Outlook and Strategy

The economy is in the midst of a business-led manufacturing slowdown rather than a traditional consumer-demand slowdown. The dramatic decline in corporate profits led to a severe reduction in technology spending, which accounts for more than half of total corporate capital expenditures, and technology spending remains weak. During this period of slowing demand, over-capacity in many industries has resulted in weak sales and pricing power. The profits recession may take longer to cure than the economic slowdown, and will be relatively worse in technology than in other areas. As a result, the market has witnessed a record number of negative pre-announcements and downward earnings revisions.

The extent and duration of the current economic slowdown remain unclear. Perhaps more importantly, the outlook for corporate profits is poor at the present time. On the other hand, consumer spending, which accounts for 60% of the economy, has not shown signs of a significant downturn. Continued consumer spending could help to support the financial markets and eventually the economy. Additionally, after five interest rate cuts, the added monetary liquidity, as well as the stimulative fiscal policies being employed by the current administration, should help to stimulate the economy over the next six to twelve months.

To date the equity market has made no progress since the third week in April, and companies continue to report disappointing earnings. A lack of earnings visibility persists. The U.S. outlook for both business and profits has been further clouded by the slowdown in international economies. The positives include the resiliency of the U.S. equity investor, apparent in the $21 billion net inflows in mutual funds in April, and the favorable macros, including low interest rates and benign inflation.

Though the markets may continue to be volatile in the near term, we remain patient and optimistic for the longer term. We still believe that strong investment performance over time emanates from the careful selection of reasonably priced stocks of well-positioned companies in a variety of sectors. Fundamentals that we favor include convincing business models, competitive and/or creative products and services, above-average end market growth and strong management teams. We believe the stock market will once again focus on quality growth companies as investor confidence is restored.

FTI Large Capitalization Growth and Income Fund

Performance

FTI Large Capitalization Growth and Income Fund reported a net asset value of $7.53 and total net assets of $80.2 million on May 31, 2001. The Fund's total return was -5.47% over the six-month period between December 1, 2000 and May 31, 2001, only slightly weaker than the S&P 500 Index* return of -3.90%. The difference is traceable to the Fund's sizeable exposure to financial service and drug stocks such as AIG, Chubb, Fannie Mae, Johnson & Johnson and Merck as well as to technology holdings that continued to be weak. Each company has a strong outlook when recovery takes hold, which is expected to occur later this year.

Market Review

Between December 1, 2000 and May 31, 2001, the first half of the Fund's fiscal year, investors have tried to gauge whether gathering economic contraction or the expansive force of the Federal Reserve Board's (Fed) monetary and interest rate policies would prevail. The tax cut did indeed happen, but its numerous compromises and limited near-term impact were disappointments. The change of control in the Senate added to uncertainty. The outlook for recovery in the eurozone deteriorated, while Japan's lively new leader so far has delivered hopeful rhetoric but little action. Investors were left with dismal earnings pre-announcements in March followed by the actual reports in April with which to measure economic and corporate health. Stock prices were inevitably volatile as investors' expectations changed along with the corporate and economic information. The aimless pattern is understandable because, if history is prelude, it will be at least several more months before the Fed's deter mined actions will begin to show up in real economic activity. With little new data, hope and fear ruled. Not surprisingly, at the end of May, the S&P 500's six-month total return was a modest -3.90%, but not without a lot of monthly volatility:

Dec-00	0.41%
Jan-01	3.46%
Feb-01	-9.23%
Mar-01	-6.42%
Apr-01	7.68%
May-01	0.50%

The Fed's first cut was on January 3, 2001 and the sixth on June 27. In this short period, the bank has cut the federal funds target rate by almost 46%. While commentators and pundits emphasize the weakness among manufacturers, rising inventories and vulnerable consumer confidence that collectively could lead to a substantial further decline into recession, the history of aggressive Fed action strongly suggests otherwise. Comfort arises from the market itself. From the March 22 low, the S&P 500 Index rose 22% by May 22, as confidence spread that the Fed's early actions would indeed reverse the decline. The sell-off that followed took the index down 4% by May 31 and 7% by the end of June. In point terms, the correction to date is nearly 50% of the March to May gain. The test of this typical recovery pattern now lies ahead as actual earnings are announced in July. So far, however, it appears that investors are focusing on recovery in earnings next year.

* The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. This index is unmanaged, and investments cannot be made in an index.

Investment Outlook and Strategy

The Fund is fully invested in the best global companies we can find. The management of each firm is exploiting the promise offered by the demographic, technological and economic trends around us. Despite the recent volatility, the strategic investment emphasis continues in technology and financial service companies. The convergence of computing technology with voice and data communications supports the advance in productivity and acts as a brake on inflation. Financial companies are responding to the increasing demands from the growing cohort of older Americans, Europeans and Japanese in need of insurance and other financial services but wary of public pension schemes as they near retirement. Among the financial companies, the focus is upon insurance where there is definitive evidence that premium rates are turning up. When drugs companies are included, approximately 50% percent of the Fund's portfolio on May 31 was invested in companies exploiting these durable demographic trends .

The creation of real long-term wealth rests upon holding sizeable positions of leading companies in business sectors benefiting from durable demographic and economic trends. The strength in economic fundamentals in the U.S., Germany and Japan suggests healthy rewards for equity investors holding the leading global companies represented in the Fund.

FTI International Equity Fund

Performance

FTI International Equity Fund's total return was -13.08% for the six-month period ending May 31, 2001. Its benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE),* fell by 8.07% over the same reporting period. As in 2000, the disappointing performance of growth stocks versus value stocks has continued. The investment focus of the Fund is to invest in high-quality growth companies. The magnitude of the difference in performance between growth and value investment styles is reflected in the MSCI EAFE Growth Index's 13.14% decline, more than 500 basis points (5.00%) below the Fund's benchmark.

During this reporting period, all major markets fell sharply.** Within continental Europe, the telecom-heavy Scandinavian markets suffered the most, declining 19%, led by falls in Ericcson and Nokia. The U.K. market suffered to a lesser extent with a 3.54% decline, however, the Fund's U.K. holdings performed particularly well, rising by 3.15%, primarily due to positions in the financial sector (Royal Bank of Scotland) and the consumer services sector (Reed International and Granada). Asian markets were not exempt from this period of poor performance. Japan entered the spotlight in the first quarter as market levels approached ten-year lows, only to rally as its fiscal year ended due to a lowering of interest rates and an injection of public funds.

In terms of sectors, all returned negative results except energy. Not surprisingly, the worst-performing sectors were technology -17.9% and business services -22.4%, whereas the best performance during this period was found in energy -8.9% and raw materials -1.0%. The Fund's superior performance in the financial services, consumer services and health care sectors were insufficient to offset inferior results from holdings in the technology, consumer durables and capital goods sectors.

Market Review

Over the past six months, the major factors contributing to the difficulties in worldwide equity markets have been: the continued slowdown of the U.S. economy, the decline in industrial production in Europe, a deepening recession in Japan (as well as severe deflation) and perhaps most important, the reduction of capital spending in the information technology and telecommunications areas.

Despite the series of interest rate cuts by the U.S. Federal Reserve Bank, which began on January 3, 2001 with a surprise 50 basis point reduction, the near-term outlook for the U.S. economy and corporate profits remains uncertain. Also, job market conditions have deteriorated, and continued efforts to contain inventories are expected to keep the employment outlook subdued.

* MSCI Europe, Australasia and Far East Index (EAFE) is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. MSCI EAFE Growth Index is a market capitalization-weighted index of stocks that have the highest price-to-book ratios.

** International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

European growth slowed dramatically since the beginning of the year, despite encouraging good news regarding fourth quarter Gross Domestic Product. In addition to the slowdown in the U.S. economy, more localized agricultural problems of "mad cow" and "foot and mouth" diseases contributed to the negative returns throughout Europe and the U.K. For U.S. investors, the poor performance of the European bourses was exacerbated by the more than 10% decline in the euro. Unlike the Federal Reserve, the European central bank seems averse to a reduction in interest rates, perhaps in pursuit of its agenda on inflation. Despite this negative period, we remain optimistic about European equities, believing that the markets will be supported by the long-term trends of corporate restructuring and pension reform.

Japan was one of the surprisingly better-performing countries during the first quarter, largely due to the injection of public funds at its fiscal year-end and a lowering of interest rates. Recently, the strength of the yen has been somewhat surprising as well. It is expected that some of its strength has been related to foreigners increasing their exposure to Japanese equities based on the perception of change under Prime Minister Koizumi. However, Japan remains plagued by an inability to proceed with needed structural reforms, mounting bankruptcies, severe deflation and political uncertainty. Ultimately, determining the right time to increase exposure to the Japanese market will be an important factor for future performance.

Investment Outlook and Strategy

As the impact of slower U.S. economic growth spreads to Europe and Asia, we expect to see the pattern of reduced earnings expectations and economic growth to continue. Although it is difficult to gauge the outlook for earnings in the near term, we continue to view stocks favorably and maintain holdings in companies that are leaders in their fields and possess a competitive advantage. Two positive factors for equity markets are that central banks continue to provide liquidity and that expectation on the part of investors has become subdued. We are closely watching the behavior of the consumer around the world, who, with the exception of Japan has remained resilient. The outlook for inflation is a concern as well; it is on the rise in Europe, and is compounded by higher food prices stemming from livestock disease. Koizumi, Japan's recently elected Prime Minister is enjoying unprecedented approval rates. The perception that he will be able to enact much-needed reforms that result in the redeployment of capital and labor form the basis of our increasingly positive outlook for the Japanese market. In the Fund, we have begun to shift funds from Europe to Japan and maintain an underweight position in Asia. We continue to believe in many of the trends that have affected global equity markets in the last several years, such as demographics, outsourcing, technology and restructuring and continue to search for companies with strong earnings growth and visibility.

FTI Small Capitalization Equity Fund

Performance

FTI Small Capitalization Equity Fund ended the first half of its fiscal year, December 1, 2000 through May 31, 2001 with a net asset value of $20.48 and net assets totaling $102.7 million. The Fund underperformed its benchmark, the Russell 2000 Growth Index* for the reporting period, generating a return of -2.48% versus the Russell 2000 Growth Index, which returned 3.32%.**

Investors faced a challenging market that resembled a roller coaster ride for the six-month reporting period. The volatility was largely due to the correction in the technology sector that began last March. Many investors abandoned the "new economy" technology stocks and rotated their assets to potentially "safer havens" such as high-quality bonds and more defensive stocks that tend to perform well during periods of extreme volatility. Despite the Federal Reserve Board's (Fed) 2.5% rate cut over the six-month reporting period, equity markets continued to suffer.

The Fund's performance was dragged down primarily by holdings in the industrials and information technology sectors. The growth bias of the portfolio holdings drove the underperformance, since it was in these areas that the largest disparity between growth and value stocks existed and where growth stocks suffered their biggest declines. Positive contributors to performance were the Fund's overweight in the financial sector and underweight in the technology sector. We added securities in areas such as insurance, where fundamentals continue to improve, and reduced our weighting in the cyclical areas of technology.

Market Review

The six-month period that began in December 2000 started out strong, as investors were optimistic about the Fed's neutral stance and expectations of easing rates going forward. The overall U.S. equity market rebounded in January with positive performance as the Fed cut interest rates by 50 basis points twice in the month. Investors were optimistic that the Fed would continue to bolster markets through additional rate cuts.

However, investor sentiment quickly reversed in February, with investors again turning their attention to corporate earnings announcements and forecasts. Driven by a stream of disappointing earnings news and declining consumer confidence, stock prices dropped broadly and steeply throughout February and March. The equity markets suffered despite another 50 basis point rate cut in March.

The Fed's surprise rate cut of 50 basis points on April 18, along with news of improved economic data, allowed the equity market to rebound sharply in April. Small cap stocks in particular reacted positively and as a result, the Russell 2000 Index gained 7.8% for the month, and the Russell 2000 Growth Index gained 12.2%. In a reversal from the prior months, growth outperformed value as stocks with the most aggressive growth rates, highest multiples and most liquidity led the overall market. In the month of May, with another 50 basis point rate cut after the Fed's May 15 meeting, the market posted modestly positive returns as weak economic data were announced late in the month. The performance across the sectors was broad-based in April and May with the majority of sectors in the Russell 2000 Index generating positive returns. Value stocks slightly outperformed growth in May, resulting in the growth style lagging by a wide margin for the year.

* The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. This index is unmanaged, and investments cannot be made in an index.

** The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

Investment Outlook and Strategy

As we anticipate the upcoming six months, we recognize that strong cross-currents in the economy and the stock market persist. The economic weakness so far this year has been focused in the corporate sector, where profits have come under pressure, inventories have become excessive and capital spending plans have suffered stricter constraints. These effects have been particularly acute among information technology companies--the area that fueled economic growth prior to the current slowdown.

Nonetheless, we anticipate improvement. The dramatic rate cuts by the Fed should exhibit their normal lagged effect late this year just as the fiscal stimulus of the recently enacted tax cuts propel spending growth. Signs of improvement should be found in a decline in inventories (particularly in the technology and telecommunications sectors), an expansion of corporate margins and a restoration of business confidence.

In the stock market, tensions between weak results today and optimism about tomorrow promote continued volatility. In absolute terms, the high stock market valuations that marked the prior few years have declined in the last five quarters, yet they remain above historical norms. The monetary stimulus of this year's first half has created substantial buying power among investors that largely remains untapped. Additionally, the complacency that beset the market at its peak has dissipated, laying the groundwork for a future revival.

Among small company stocks, reasons for optimism have become evident.*** Aside from the enduring attraction of less-efficient valuations, entrepreneurial cultures and leverage to successful innovation, a confluence of two important determinants of performance has enhanced the appeal of small capitalization stocks: valuation and earnings growth have both swung in favor of small cap stocks. At the end of May, according to Institutional Brokers Estimate System (I/B/E/S), the price/earnings (P/E) ratio of the small cap Russell 2000 Index stood at 13.8, based on estimates of next year's earnings. This number compares with a P/E for the large cap S&P 500**** of 19.7. Instead of the typical premium small cap stocks have commanded, they now trade at a steep discount to large cap stocks. In spite of this discount, investors should expect faster growth from smaller companies. I/B/E/S estimates that small cap earnings will grow more than 18% next year while the companies in the S&P 5 00 will grow only 13%. The combination of inexpensive valuations and faster growth encourages our optimism about the future relative performance of small cap stocks.

*** Small cap stocks have historically experienced greater volatility than average.

**** The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. This index is unmanaged, and investments cannot be made in an index.

FTI European Smaller Companies Fund

Performance

For the five-month reporting period, beginning with the Fund's inception on January 2, 2001 through May 31, 2001, FTI European Smaller Companies Fund declined 14.20% compared to the HSBC Smaller European Companies Index, which fell 12.40%.* Relative to the index, underperformance was largely the result of the Fund's growth orientation, as value stocks continued to outperform on a global level and across capitalization segments. In fact, many of the strongest performing stocks within the index were from such sectors as construction, metal producers, consumer goods and real estate; all of which are minimally represented in the Fund. As of May 31, the Fund's net asset value stood at $8.58 with total assets under management having risen to $17.7 million since the beginning of the year.

Market Review

The volatility seen in equities throughout 2000 carried over to the first half of 2001 as investors continued to fret over corporate earnings despite further rate cuts by the U.S. Federal Reserve and the European Central Bank (ECB). While European growth stocks posted good returns in the months of January, April and May, equity markets were very weak in February and in late March. Although year-to-date performance has been weak throughout much of Europe, there have been pockets of strength in Spain, Norway, Denmark and Austria. These countries have benefited from the defensive attributes of their markets, while other countries have not been quite as fortunate. For countries with "new markets" (technology-laden markets closely resembling the Nasdaq) such as Germany, France, Switzerland and the U.K., performance has been relatively weak in 2001. These countries have been burdened by the large services, electronics and medical technology sectors.

Despite ongoing volatility, the Fund's investment process has remained consistent, emphasizing its goal of creating a widely diversified portfolio of small capitalization companies with industry-leading proprietary products, solid management, improving margins and strong balance sheets. While the Fund still holds a select group of technology stocks, the portfolio is broadly diversified and seeks to take advantage of secular growth trends in Europe including oil exploration, drug discovery, energy contracting and outsourcing, the restructuring of financial markets, environmental awareness and the emerging leisure sector.

Investment Outlook and Strategy

The markets still appear to be searching for a catalyst to justify higher equity prices moving into the second half of the year. During the past few months there have been signs of strength in the high growth sectors, and it appears that investors may even be pricing in a "V-shaped" recovery in the short term. While we do believe that a more stable market environment will develop in the coming months, we hesitate to "over-commit" given weak corporate profits and a deteriorating economic landscape.

* The HSBC Smaller European Companies Index is composed of about 1,500 companies in Europe which have market capitalizations in a similar range to that used by the Fund. The composition of the index is updated quarterly.

It is our belief that equities will gradually go through a re-rating period, as investors become more comfortable with earnings figures moving into next year. In Germany, Europe's largest economy, there are still increasing fears that a recession is forming. Given the weakening industrial production and manufacturing segments within Germany and now much of Europe, there is an increased likelihood that the ECB will favor reduced interest rates, despite ongoing inflation fears. It should be noted however, that the ECB's erratic nature over the past year makes forecasting the exact timing of any rate cut a difficult task.

We believe that we are moving into a stock picker's market where company-specific developments will drive stock prices, and a bottom-up stock selection process stands to add value. We are strongly focused on earnings visibility and the ability of company management to lead their firms through this challenging environment.

FTI Bond Fund

Performance

FTI Bond Fund ended the first half of its fiscal year, December 1, 2000 through May 31, 2001, with a net asset value of $9.75 and total net assets of $132.8 million. The Fund generated a total return of 5.83% for the six-month reporting period, outperforming both the Lehman Brothers Aggregate Bond Index,* which generated a total return of 5.14%, and the Lipper Intermediate Investment Grade Debt Fund Universe, which posted a 5.00% return. During the reporting period, the Fund's exposure in the government sector was reduced, while we increased the weighting to corporate credits. The average maturity (duration)** had also been reduced during the reporting period.

Market Review

Some familiar themes dominated the first part of 2001, as a general slowing of the economy dominated the markets. The U.S. economy remained in a downward trend, with sharp declines in the industrial sector, capital spending and corporate profits. Layoffs rose, and the prospect of significant further pressure on the labor markets seems apparent. While there are recently some signs of moderating consumer behavior, the fact that consumption and sentiment indicators have remained relatively firm is a testament to the Federal Reserve Board's (Fed) success in managing expectations by its aggressive easing of monetary policy. The Fed cut a total of 250 basis points by the end of May, leaving the federal funds target rate at 4.00%. The fixed income markets took these events in stride, as the yield curve steepened dramatically. The short-end of the curve fell with the rate cuts, while intermediate and long-term rates remained relatively stable.

The corporate sector had the strongest performance over the past six months, with high yield securities performing the best. The outperformance was based on the easing of monetary policy, the steeper Treasury yield curve and the ability of most corporations to term out their commercial paper. The mortgage and agency sectors also performed better than Treasury securities, though they were not able to keep up with corporate credits.

Investment Outlook and Strategy

In a recent speech to the Economics Club in New York, Fed Chairman Greenspan confirmed our expectation that downside economic risks remain and that inflation is not a problem for the U.S. economy. He indicated that while the Fed will ease further if needed, the easings that have been put in place to date should stimulate growth by year end. As we have indicated over the past several months, the economy is showing few signs of buoyancy and in fact the service sector is now weakening along with the manufacturing sector. This is consistent with the trend toward rising layoffs that are pervading both sectors of the economy as companies seek to reduce labor costs in an effort to improve productivity. From an inflation standpoint, this seems logical as service sector inflation has ratcheted higher to 4.3% and is the key area to trim to contain unit labor costs.

* Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

We expect headline and core inflation to begin moving back toward the personal consumption expenditure (PCE) deflator level of 2%. The PCE deflator is the most indicative measure of price pressures in the U.S. economy and the one preferred by the Fed because it more accurately reflects spending preferences of U.S. consumers. Consequently with inflation of 2%, real yields at 3.5%, and a weakening growth path for the U.S. economy, current 10-year Treasury yield levels of 5.5% appear attractive for the medium term. We hold to our view that yields should decline once capitulation selling abates. The timing is unclear, however it should be soon as employment and manufacturing trends continue to allude to a prolonged period of economic malaise ahead. We remain long in duration and anticipate a bullish flattening of the yield curve as the market realizes that a "V"-shaped recovery is unlikely.

We continue to believe that a period of sustained improvement in credit fundamentals will be required before corporate spreads experience a long-term narrowing trend. We believe that as short-term borrowing costs fall through the action of the Fed, interest expense should decline, resulting in improved debt protection measures. With the current bank-lending squeeze under way, we expect corporate leverage to fall. Also, the recent steepening of the 3-month to 10-year Treasury yield curve is a positive development. These factors, combined with the very generous yield of corporate bonds, enable us to have a positive outlook. Specifically, we are emphasizing undervalued low-risk industries that are characterized by strong revenue/earnings growth and free cash flows. We are also positioned in interest-sensitive sectors that should benefit from the lower interest rate environment. We continue to focus on industry-leading companies with sustainable global competitive advantages, strong b alance sheets, stable-to-improving cash flows and credit measures and a demonstrated record of reducing debt.

The mortgage sector is appealing because of a manageable supply/demand relationship and attractive yield spreads. Expectations of slightly fast prepayments and a resilient housing market are already factored into current prices. Strong demand from government-sponsored entities, banks (instead of lending) and money managers have not shown any sign of abating. Federal National Mortgage Association current coupon mortgage yield spread is attractive historically as well as versus agency debentures or higher quality corporate issues. The Commercial Mortgage Backed Securities (CMBS) market, particularly 5-year CMBS versus 5-year agencies, provides an area of value that we have recently emphasized.

FTI Municipal Bond Fund

Performance

FTI Municipal Bond Fund ended its fiscal half-year, December 1, 2000 through May 31, 2001 with a net asset value of $9.90 and total net assets of $89.1 million. The Fund posted a total return of 4.72% for the reporting period. The Lipper Intermediate Municipal Index* posted an average return of 4.31% for the same period. The Fund's outperformance benefitted from a shortening in the portfolio's average duration in mid-January in response to the municipal market's impressive absolute and relative performance. Additionally, the front-end of the yield curve, particularly the 5-year maturity range, generated impressive returns as the yield curve steepened dramatically during this period. Lastly, the Fund's lack of exposure to the California market proved advantageous as the entire California sector performed poorly, primarily due to the overall increase in California supply and the adverse impact from the utility crisis.

Market Review

Some familiar themes dominated the first half of 2001, as a general slowing of the economy dominated the markets. The U.S. economy remained in a downward trend, with sharp declines in the industrial sector, capital spending and corporate profits. Layoffs rose, and the prospect of significant further pressure on the labor markets seems apparent. While there are recently some signs of moderating consumer behavior, the fact that consumption and sentiment indicators have remained relatively firm is a testament to the Federal Reserve Board's (Fed) success in managing expectations by its aggressive easing of monetary policy. The Fed cut a total of 250 basis points by the end of May, leaving federal funds at 4.00%. The fixed income markets took these events in stride, as the yield curve steepened dramatically. Short-term yields significantly declined, whereas intermediate and long-term yields modestly dropped.

Municipals outperformed Treasuries during the last six months as the 10-year AAA tax-exempt/taxable ratio declined from 85.6% to 81.9%. Strong demand from retail investors began with the reinvestment of January 1 coupon/redemption payments and continued throughout the quarter as the volatility of the equity markets fueled demand for current coupon bonds. The impact of institutional demand increased as mutual funds began to experience positive inflows, a reversal from the outflows experienced throughout most of 2000. The municipal yield curve steepened approximately 100 basis points with the greatest impact felt inside of 5 years. Specifically, 2-year AAA municipal yields declined 116 basis points to 3.17%, 10-year yields 27 basis points to 4.41%, and 30-year yields 16 basis points to 5.27%. The positive performance of municipals is impressive given the rather large increase in municipal supply. Specifically, total supply year-to-date 2001 increased 41% over 2000 levels as many issuers have taken advantage of a lower interest rate environment by issuing refunding and new-money issues.

From a credit perspective, the State of California's rating downgrade has been the biggest news item over the past six months. The State's general obligation bond ratings were downgraded to Aa3/A+ by Moody's and Standard & Poor's, due primarily to the negative financial impact the California utility crisis is having on the State. Specifically, the State has and continues to purchase power on the spot market on behalf of two investor-owned utilities. As a result, the State's large cash reserves have been drawn upon and a solution to this problem has yet to be achieved. At present, the Fund has no exposure to the State of California.

* Lipper Intermediate Municipal Index invests in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.

Investment Outlook and Strategy

In his recent speech to the Economics Club in New York, Fed Chairman Greenspan confirmed our expectation that downside economic risks remain and that inflation is not a problem for the U.S. economy. He indicated that while the Fed will ease further if needed, the easings that have been put in place to date should stimulate growth by year end. As we have indicated over the past several months, the economy is showing few signs of buoyancy and, in fact, the service sector is now weakening along with the manufacturing sector. This is consistent with the trend toward rising layoffs that is pervading both sectors of the economy as companies seek to reduce labor costs in an effort to improve productivity. From an inflation standpoint, this seems logical as service sector inflation has ratcheted higher to 4.3% and is the key area to trim to contain unit labor costs. We expect headline and core inflation to begin moving back toward the personal consumption expenditure (PCE) deflator level of 2%. The PCE deflator is the most indicative measure of price pressures in the U.S. economy and the one preferred by the Fed because it more accurately reflects spending preferences of U.S. consumers. Consequently, with inflation of 2%, real yields at 3.5%, and a weakening growth path for the U.S. economy, current 10-year Treasury yield levels of 5.5% appear attractive for the medium term. We hold to our view that yields should decline once capitulation selling abates. The timing is uncertain, although possibly in the near future, as employment and manufacturing trends continue to allude to a prolonged period of economic malaise ahead. We remain modestly long duration and anticipate a bullish flattening of the yield curve as the market realizes that a "V"-shaped recovery is unlikely.

Our outlook for the municipal market is favorable due to positive technicals, primarily modest supply during the summer months and the reinvestment of June and July coupons, redemptions, and maturities. Strong retail demand should continue to support the market given the uncertainty of an equity market recovery. A potential concern to the market is the planned $13 billion State of California bond sale expected in September. This is the largest sale ever in the history of the municipal market and its impact on the market, especially on California bonds, is uncertain.

FTI Large Capitalization Growth Fund

Portfolio of Investments

May 31, 2001 (unaudited)

Shares or Principal Amount			Value
Common Stocks--96.6%
		Commercial Services--1.1%
8,000		Interpublic Group Cos., Inc.	$293,920

		Communications--4.8%
18,000		BroadWing, Inc.	444,420
9,000		Clear Channel Communications, Inc.	548,730
22,000		NEXTEL Communications, Inc., Class A	350,240

		Total	1,343,390

		Consumer Durables--2.6%
15,000	(1)	General Motors Corp., Class H	358,500
20,000		Mattel, Inc.	356,000

		Total	714,500

		Consumer Services--10.4%
19,000		AOL Time Warner, Inc.	992,370
27,000		AT&T Corp.-Liberty Media Group, Inc., Class A	454,950
13,000		Comcast Corp., Class A	532,480
6,000		eBay, Inc.	363,120
10,000	(1)	Viacom, Inc., Class B	576,400

		Total	2,919,320

		Electronic Technology--13.5%
11,000		Agilent Technologies, Inc.	368,940
6,000	(1)	Analog Devices, Inc.	267,300
35,000	(1)	Cisco Systems, Inc.	674,100
15,000	(1)	EMC Corp. Mass	474,000
15,000		Gemstar-TV Guide International, Inc.	545,550
4,000		International Business Machines Corp.	447,200
20,000	(1)	JDS Uniphase Corp.	334,200
4,000		Qualcomm, Inc.	242,960
20,300	(1)	Solectron Corp.	437,871

		Total	3,792,121

		Finance--10.2%
7,000		American Express Co.	294,840
7,000		American International Group, Inc.	567,000
6,000		Bank of New York Co., Inc.	327,660
12,000		Citigroup, Inc.	615,000
5,000		Marsh & McLennan Cos., Inc.	524,500
10,500		St. Paul Cos., Inc.	531,300

		Total	2,860,300

		Health Care Equipment & Services--3.9%
9,000		Cardinal Health, Inc.	647,910
8,000		UnitedHealth Group, Inc.	460,000

		Total	1,107,910

		Health Technology--14.3%
12,000		Applera Corp.	369,120
11,000		Genentech, Inc.	550,550
2,900		Genzyme Corp.	310,126
6,500		Johnson & Johnson	630,175
5,000		Lilly (Eli) & Co.	423,500
15,000		Medtronic, Inc.	644,700
7,000		Merck & Co., Inc.	510,930
13,000		Pfizer, Inc.	557,570

		Total	3,996,671

		Industrial Services--5.3%
6,000		El Paso Corp	365,400
11,000		Enron Corp.	582,010
10,000		Transocean Sedco Forex, Inc.	534,500

		Total	1,481,910

		Producer Manufacturing--8.4%
27,000		General Electric Co.	1,323,000
17,800		Tyco International Ltd.	1,022,610

		Total	2,345,610

		Retail Trade--6.8%
9,000		CVS Corp.	494,100
8,000		Costco Wholesale Corp.	311,280
12,000		Home Depot, Inc.	591,480
10,000		Wal-Mart Stores, Inc.	517,500

		Total	1,914,360

		Technology Services--13.9%
14,000		BEA Systems, Inc.	502,320
7,600		Check Point Software Technologies Ltd.	409,336
8,000		Concord EFS, Inc.	405,600
10,000		Electronic Data Systems Corp.	612,500
7,000		Mercury Interactive Corp.	414,680
3,500		Microsoft Corp.	242,130
15,000		Nokia Oyj, Class A, ADR	438,600
30,000		Oracle Corp.	459,000
6,000	(1)	Veritas Software Corp.	395,460

		Total	3,879,626

		Utilities--1.4%
8,500		Constellation Energy Group	402,050

		Total Common Stocks (identified cost $25,179,833)	27,051,688

(2) Repurchase Agreement--3.0%
$832,000		J.P. Morgan & Co., Inc., 2.90%, dated 5/31/2001, due 6/1/2001 (at amortized cost)	832,000

		Total Investments (identified cost $26,011,833)(3)	$27,883,688

(1) Non-income producing security.

(2) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio of investments.

(3) The cost of investments for federal tax purposes amounts to $26,011,833. The net unrealized appreciation of investments on a federal tax basis amounts to $1,871,855 which is comprised of $4,964,927 appreciation and $3,093,072 depreciation at May 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($28,004,078) at May 31, 2001.

The following acronym is used throughout this portfolio:

ADR--American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)

FTI Large Capitalization Growth and Income Fund
Portfolio of Investments

May 31, 2001 (unaudited)

Shares or Principal amount			Value
Common Stocks--94.4%
		Commercial Services--3.0%
65,000		Interpublic Group Cos., Inc.	$2,388,100

		Communications--3.6%
53,000		Verizon Communications	2,907,050

		Consumer Durables--2.3%
76,000	(1)	General Motors Corp., Class H	1,816,400

		Consumer Non-Durables--2.7%
34,000		Procter & Gamble Co.	2,184,160

		Consumer Services--2.3%
110,000		AT&T Corp.-Liberty Media Group, Inc., Class A	1,853,500

		Electronic Technology--12.5%
42,000	(1)	Analog Devices, Inc.	1,871,100
63,000	(1)	Cisco Systems, Inc.	1,213,380
85,000		Intel Corp.	2,295,850
34,000		International Business Machines Corp.	3,801,200
62,000		Nortel Networks Corp.	826,460

		Total	10,007,990

		Energy Minerals--11.1%
76,000		BP Amoco PLC, ADR	4,057,640
55,000		Exxon Mobil Corp.	4,881,250

		Total	8,938,890

		Finance--24.8%
80,000		AXA-UAP, ADR	2,268,000
26,000		American International Group, Inc.	2,106,000
30,000		Chubb Corp.	2,260,500
40,000		Fannie Mae	3,297,600
41,000		J.P. Morgan Chase & Co.	2,015,150
25,000		Morgan Stanley Dean Witter & Co.	1,625,250
47,000		St. Paul Cos., Inc.	2,378,200
50,000		XL Capital Ltd.	3,975,000

		Total	19,925,700

		Health Technology--13.1%
40,000		Johnson & Johnson	3,878,000
35,000		Lilly (Eli) & Co.	2,964,500
50,000		Merck & Co., Inc.	3,649,500

		Total	10,492,000

		Industrial Services--2.2%
33,000		Enron Corp.	1,746,030

		Process Industries--4.9%
151,000		Archer-Daniels-Midland Co.	2,038,500
53,000		Dow Chemical Co.	1,897,930

		Total	3,936,430

		Producer Manufacturing--7.0%
65,000		Honeywell International, Inc.	3,146,000
43,000		Tyco International Ltd.	2,470,350

		Total	5,616,350

		Retail Trade--2.5%
51,000		Costco Wholesale Corp.	1,984,410

		Transportation--2.4%
33,000		United Parcel Service, Inc.	1,961,850

		Total Common Stocks (identified cost $54,471,015)	75,758,860

(2) Repurchase Agreement--5.4%
$4,321,000		J.P. Morgan & Co., Inc., 2.90%, dated 5/31/2001, due 6/1/2001 (at amortized cost)	$4,321,000

		Total Investments (identified cost $58,792,015)(3)	$80,079,860

(1) Non-income producing security.

(2) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio of investments.

(3) The cost of investments for federal tax purposes amounts to $58,792,015. The net unrealized appreciation of investments on a federal tax basis amounts to $21,287,845 which is comprised of $26,649,929 appreciation and $5,362,084 depreciation at May 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($80,204,007) at May 31, 2001.

The following acronym is used throughout this portfolio:

ADR--American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)

FTI International Equity Fund
Portfolio of Investments

May 31, 2001 (unaudited)

Shares			Value
Common Stocks--97.8%
		Australia--1.9%
260,000		Woolworth's Ltd.	$1,265,347

		Denmark--8.8%
114,000		Danske Bank A/S	1,797,373
32,000		ISS International Service, Class B A/S	1,832,989
25,500		Novo Nordisk, Class B A/S	1,023,911
26,000		Vestas Wind Systems A/S	1,268,120

		Total	5,922,393

		Finland--2.7%
64,000		Nokia Oyj	1,849,877

		France--10.7%
63,400		Alcatel SA	1,605,746
13,000		Coflexip SA	1,871,086
18,000		STMicroelectronics NV	639,312
23,000		Sanofi Synthelabo SA	1,410,122
20,500		Television Francaise (T.F.1)	667,429
7,000		Total Fina SA, Class B	1,017,571

		Total	7,211,266

		Germany--11.9%
60,600		Bayerische Motoren Werke AG	2,054,981
14,300		Ergo Versicherungs Gruppe	2,055,776
38,000		Metro AG	1,455,702
47,200		Schering AG	2,422,822

		Total	7,989,281

		Hong Kong--2.2%
70,000		Cheung Kong (Holdings) Ltd.	765,084
70,000	(1)	China Mobile (Hong Kong) Ltd.	340,137
28,000		HSBC Holdings PLC	346,419

		Total	1,451,640

		Ireland--3.4%
208,000		Allied Irish Banks PLC	2,286,638

		Italy--3.0%
82,600		Arn Mondadori Edit	676,853
210,000		Saipem SPA	1,305,261

		Total	1,982,114

		Japan--18.0%
50,000		Canon, Inc.	1,980,989
48,000		Kao Corp.	1,251,682
77		NTT DoCoMo, Inc.	1,476,783
100,000		Nomura Securities Co., Ltd.	2,006,225
60,000		Pioneer Electronic Corp.	1,806,864
5,000		Rohm Co.	894,600
7,500		SMC Corp.	905,325
9,000		Shin-Etsu Chemical Co.	348,250
65,000		Yamato Transport	1,432,537

		Total	12,103,255

		Netherlands--6.0%
27,000		ING Group NV	1,758,107
24,000		Koninklijke (Royal)	656,360
27,000		Royal Dutch Petroleum Co.	1,636,409

		Total	4,050,876

		Spain--4.1%
182,500		Banco Bilbao Vizcaya SA	2,484,732
18,000		Industria de Diseno Textil, SA	279,318

		Total	2,764,050

		Switzerland--2.3%
39,900		Novartis AG	1,515,148

		United Kingdom--22.8%
115,000		Amvescap PLC	2,088,854
128,000		COLT Telecom Group PLC	1,334,008
250,000		Compass Group PLC	1,846,881
100,000		Exel PLC	1,098,912
51,900		GlaxoSmithKline PLC	1,407,072
405,000		Hays PLC	1,808,951
77,600		Lloyds TSB Group PLC	770,231
13,100		Reckitt Benckiser PLC	173,306
104,000		Reed International PLC	901,023
90,000		Royal Bank of Scotland PLC, Edinburgh	2,067,372
190,200		Telewest Communications PLC	325,656
418,000		Tesco PLC	1,475,832

		Total	15,298,098

		Total Common Stocks (identified cost $64,736,416)	65,689,983

Preferred Stock--2.9%
		Germany--2.9%
19,500		Marschollek, Lautenschlaeger und Partner AG, Pfd. (identified cost $2,195,553)	1,985,418

		Total Investments (identified cost $66,931,969) (2)	$67,675,401

(1) Non-income producing security.

(2) The cost of investments for federal tax purposes amounts to $66,931,969. The net unrealized appreciation of investments on a federal tax basis amounts to $743,432 which is comprised of $6,562,792 appreciation and $5,819,360 depreciation at May 31, 2001 .

Note: The categories of investments are shown as a percentage of net assets ($67,182,844) at May 31, 2001.

See Notes which are an integral part of the Financial Statements

FTI Small Capitalization Equity Fund
Portfolio of Investments

May 31, 2001 (unaudited)

Shares or Principal Amount			Value
Common Stocks--91.1%
		Commercial Services--3.5%
19,000		BARRA, Inc.	$793,250
52,700	(1)	Corporate Executive Board Co.	1,779,152
31,900		Manpower, Inc.	1,020,800

		Total	3,593,202

		Consumer Durables--3.9%
50,000	(1)	Furniture Brands International, Inc.	1,136,000
26,300		La-Z Boy Chair Co.	494,440
114,000		Take-Two Interactive Software, Inc.	2,366,640

		Total	3,997,080

		Consumer Non-Durables--1.6%
55,500		Dreyers Grand Ice Cream, Inc.	1,603,950

		Consumer Services--4.3%
54,300		Argosy Gaming Corp.	1,321,119
49,000		Buca, Inc.	1,068,200
48,900		Hollywood Casino Corp., Class A	420,540
61,700		Penton Media, Inc.	1,227,830
15,000		School Specialty, Inc.	348,150

		Total	4,385,839

		Distribution Services--0.7%
42,500	(1)	United Natural Foods, Inc.	746,300

		Education--3.1%
57,100	(1)	DeVry, Inc.	1,907,140
38,600	(1)	Education Management Corp.	1,281,134

		Total	3,188,274

		Electronic Technology--3.8%
63,000		Asyst Technologies, Inc.	1,147,230
16,600	(1)	Caliper Technologies Corp.	433,094
40,600		DDI Corp.	855,036
11,700		Dupont Photomasks, Inc.	559,845
600	(1)	ONI Systems Corp.	18,624
53,000		Pemstar, Inc.	622,750
9,000	(1)	Plexus Corp.	271,710

		Total	3,908,289

		Energy Minerals--0.5%
12,200		Spinnaker Exploration Co.	496,296

		Environment Control--1.7%
60,000	(1)	Tetra Tech, Inc.	1,730,400

		Financial Services--14.6%
19,500		Align Technology, Inc.	195,000
58,500	(1)	ChoicePoint, Inc.	2,252,250
38,000		City National Corp.	1,619,940
24,000		Everest Re Group Ltd.	1,629,600
30,100		Investment Technology Group, Inc.	1,520,050
22,000		PMI Group, Inc.	1,535,600
30,000	(1)	Prepaid Legal Services, Inc.	467,700
18,600		Radian Group, Inc.	1,579,140
26,200		RenaissanceRe Holdings Ltd.	1,798,630
63,700		WestAmerica Bancorporation	2,433,340

		Total	15,031,250

		Health Services--13.3%
77,600		Apria Healthcare Group, Inc.	1,986,560
48,800	(1)	First Health Group Corp.	2,449,760
65,600		Health Management Association, Class A	1,165,056
72,000	(1)	Health Net, Inc.	1,386,000
44,500	(1)	Lincare Holdings, Inc.	2,582,780
32,900	(1)	RehabCare Group, Inc.	1,430,821
48,000	(1)	Renal Care Group, Inc.	1,366,560
52,800	(1)	Triad Hospitals, Inc.	1,304,160

		Total	13,671,697

		Health Technology--6.1%
45,000	(1)	Charles River Laboratories International, Inc.	1,426,500
29,200	(1)	Dyax Corp.	379,600
14,680		Genzyme Corp.	1,569,879
59,000	(1)	Immunogen, Inc.	955,800
20,000	(1)	Tularik, Inc.	510,400
112,300		XOMA Ltd.	1,428,456

		Total	6,270,635

		Industrial Services--6.6%
25,000	(1)	BJ Services Co.	1,875,000
22,500		Helmerich & Payne, Inc.	889,650
35,000	(1)	National-Oilwell, Inc.	1,207,500
66,000		Patterson-UTI Energy, Inc.	1,943,700
24,500	(1)	Quanta Services, Inc.	830,060

		Total	6,745,910

		Insurance--1.8%
9,500	(1)	Markel Corp.	1,859,625

		Process Industries--3.2%
69,700		Aptargroup, Inc.	2,297,312
48,000		Arch Chemicals, Inc.	1,041,600

		Total	3,338,912

		Producer Manufacturing--1.4%
45,200		Active Power, Inc.	1,105,140
14,800	(1)	Grant Prideco, Inc.	333,296

		Total	1,438,436

		Retail Trade--3.7%
17,800		Genesco, Inc.	540,230
11,100		Regis Corp. Minnesota	213,564
43,900	(1)	Rent-A-Center, Inc.	1,964,964
54,400	(1)	Valuevision International, Inc., Class A	1,113,568

		Total	3,832,326

		Technology Services--14.1%
64,400	(1)	Actuate Software Corp.	783,104
55,200	(1)	Bisys Group, Inc.	2,821,824
27,300	(1)	Fiserv, Inc.	1,504,503
62,800		Henry Jack & Associates, Inc.	1,830,620
43,000	(1)	Informatica Corp.	804,530
39,500		IntraNet Solutions, Inc.	1,426,740
23,700	(1)	Manhattan Associates, Inc.	782,337
4,000	(1)	Mercury Interactive Corp.	236,960
25,400	(1)	Micromuse, Inc.	967,740
18,100		NetIQ Corp.	439,830
25,600		Precise Software Solutions Ltd.	563,712
96,200		Secure Computing Corp.	1,518,998
50,500		WebEx Communications, Inc.	799,920

		Total	14,480,818

		Telecommunications--2.2%
28,100		CenturyTel, Inc.	799,164
11,609	(1)	Clear Channel Communications, Inc.	707,801
31,200	(1)	SBA Communications Corp.	722,280

		Total	2,229,245

		Utilities--1.0%
44,800		Philadelphia Suburban Corp.	1,022,336

		Total Common Stocks (identified cost $76,300,001)	93,570,820

(2) Repurchase Agreement--10.0%
$10,291,000		J.P. Morgan & Co., Inc., 2.90%, dated 5/31/2001, due 6/1/2001 (at amortized cost)	10,291,000

		Total Investments (identified cost $86,591,001)(3)	$103,861,820

(1) Non-income producing security

(2) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio of investments.

(3) The cost of investments for federal tax purposes amounts to $86,591,001. The net unrealized appreciation of investments on federal tax basis amounts to $17,270,819 which is comprised of $23,728,531 appreciation and $6,457,712 depreciation at May 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($102,717,932) at May 31, 2001.

(See Notes which are an integral part of the Financial Statements)

FTI European Smaller Companies Fund
Portfolio of Investments

May 31, 2001 (unaudited)

Shares or Principal Amount			Value
Common Stocks--89.7%
		Belgium--1.4%
6,955		Omega Pharma SA	$249,964

		Denmark--5.9%
4,470		Coloplast AS, Class B	223,089
2,350		Group 4 Falck A/S	262,556
8,040		TK Development A/S	272,675
5,950	(1)	Vestas Wind Systems A/S	290,204

		Total	1,048,524

		Finland--4.3%
8,875		Instrumentarium Group, Class B	270,560
14,770		Uponor Oyj	214,957
9,350		Vaisala Oyj	284,646

		Total	770,163

		France--15.4%
16,350		April Group	304,042
4,330		Cie Gen Geophysiqu	292,201
16,845	(1)	Elior	199,430
2,385	(1)	Eurofins Scientific	37,090
8,620	(1)	Infogrames Entertainment	161,754
4,425		LVL Medical SA	250,340
2,415	(1)	Marionnaud Parfumeries	271,619
5,060		Penauille Polyservices	294,394
11,525		Pinguely-Haulotte	224,161
3,205		Royal Canin	297,321
1,790		Societe du Louvre	144,106
6,415		Trigano	243,576

		Total	2,720,034

		Germany--9.5%
3,720		Aixtron AG	313,009
2,405		FJA AG	144,399
3,110	(1)	Lambda Physik AG	184,098
7,940	(1)	Suess Microtec AG	245,078
9,890	(1)	Techem AG	258,013
1,425		Technotrans AG	154,247
12,529	(1)	Wedeco AG Water Technology	392,021

		Total	1,690,865

		Ireland--5.2%
120,200		IFG Group PLC	355,765
52,150		Irish Continental Group PLC	260,194
87,610		Kingspan Group PLC	296,350

		Total	912,309

		Italy--4.6%
23,150	(1)	Bayerische Vita SPA	239,816
77,600	(1)	Ferretti SPA	254,615
24,180		Recordati SPA	317,146

		Total	811,577

		Netherlands--4.4%
11,730		Aalberts Industries NV	257,906
8,855		Qiagen NV	214,163
9,890		Van der Moolen Holding NV	311,121

		Total	783,190

		Norway--5.9%
11,700		EDB Business Partner ASA	133,357
17,920	(1)	TGS Nopec Geophysical Co. ASA	284,426
25,890	(1)	Tandberg ASA	317,158
18,025		Tomra Systems ASA	303,374

		Total	1,038,315

		Spain--4.9%
15,540		Amper SA	84,762
29,850		Azkoyen SA	206,990
11,700		Baron de Ley, SA	232,511
9,750	(1)	Grupo Auxiliar Metalurgico SA	217,588
11,120		NH Hoteles SA	133,061

		Total	874,912

		Sweden--4.5%
29,660		HIQ International AB	128,034
9,750	(1)	Modern Times Group, Class B	255,600
23,485		Observer AB	196,883
11,200	(1)	Q-Med AB	207,500

		Total	788,017

		Switzerland--5.5%
3,000	(1)	Kudelski SA	283,759
1,195	(1)	Leica Geosystems AG	329,119
3,700		Tecan AG	360,263

		Total	973,141

		United Kingdom--18.2%
45,020		Aggreko PLC	321,255
48,370		Amey PLC	237,864
18,400		Bioglan Pharma PLC	135,670
85,640		Chime Communications PLC	194,293
73,255		HIT Entertainment PLC	316,810
115,335		Incepta Group PLC	139,826
43,440		Lavendon Group PLC	304,283
37,820		Nestor Healthcare Group PLC	324,604
41,820		RM PLC	332,073
135,245		RPS Group PLC	350,940
34,500		Spectris PLC	267,589
27,775		Torex PLC	293,802

		Total	3,219,009

		Total Common Stocks (identified cost $16,718,353)	15,880,020

(2) Repurchase Agreement--10.2%
$1,806,000		J.P. Morgan & Co., Inc., 2.90%, dated 5/31/2001, due 6/1/2001 (at amortized cost)	1,806,000

		Total Investments (identified cost $18,524,353) (3)	$17,686,020

(1) Non-income producing security.

(2) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio of investments.

(3) The cost of investments for federal tax purposes amounts to $18,524,353. The net unrealized depreciation of investments on a federal tax basis amounts to $838,333 which is comprised of $532,565 appreciation and $1,370,898 depreciation at May 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($17,709,918) at May 31, 2001.

(See Notes which are an integral part of the Financial Statements)

FTI Bond Fund
Portfolio of Investments

May 31, 2001 (unaudited)

Principal Amount			Value
Collateralized Mortgage Obligations--1.5%
$2,001,868		DLJ Mortgage Acceptance Corp. 1998-2, Class 1PA, 6.75%, 6/19/2028 (identified cost $1,975,918)	$1,990,609

Corporate Bonds--57.7%
		Automobiles--2.3%
3,000,000		MMCA Automobile Trust 2001-1, Class A2, 4.232%, 8/15/2003	3,002,415

		Aerospace & Military Technology--1.6%
2,150,000	(1)	Northrop Grumman, Corp., Deb., 7.75%, 2/15/2031	2,139,130

		Banking--1.6%
2,125,000	(1)	Standard Chartered Bank, Sub. Note, 8.00%, 5/30/2031	2,165,014

		Broadcasting & Publishing--0.4%
465,000		AOL Time Warner, Inc., Bond, 7.625%, 4/15/2031	467,100

		Business & Public Services--1.4%
1,850,000	(1)	HEALTHSOUTH Corp., Note, 8.50%, 2/1/2008	1,866,952

		Cable Television--1.3%
365,000		CSC Holdings, Inc., Sr. Note, 8.125%, 7/15/2009	368,527
1,320,000		Charter Communications Holdings Capital Corp., Sr. Note, 10.75%, 10/1/2009	1,409,100

		Total	1,777,627

		Financial Services--7.0%
2,610,000	(1)	AIG SumAmerica Global Financial IV, Sec. Fac. Bond, 6.30%, 5/10/2011	2,580,144
3,000,000		Citigroup, Inc., Sub. Note, 7.25%, 10/1/2010	3,122,118
450,000		Fideicomiso Petacalco Trust, 10.16%, 12/23/2009	469,125
650,000		Ing Capital Funding Trust III, Company Guarantee, 8.439%, 12/31/2010	691,868
2,400,000		PSEG Transition Funding, Class A5, 6.45%, 3/15/2013	2,394,145

		Total	9,257,400

		Forest Products & Paper--1.0%
1,250,000		Georgia-Pacific Corp., Note, 8.875%, 5/15/2031	1,285,610

		Hotels--0.5%
650,000	(1)	Felcor Lodging LP, Sr. Note, 8.50%, 6/1/2011	644,598

		Industrial Services--1.4%
580,000	(1)	Allied Waste North America, Inc., Sr. Secd. Note, 8.875%, 4/1/2008	600,300
1,350,000	(1)	WCG Note Trust, Secd. Note, 8.25%, 3/15/2004	1,345,299

		Total	1,945,599

		Insurance--3.2%
3,000,000		Conseco, Inc., Unsecd. Note, 8.75%, 2/9/2004	2,857,500
1,300,000		GE Global Insurance, Note, 7.50%, 6/15/2010	1,386,850

		Total	4,244,350

		Leisure & Tourism--0.9%
665,000	(1)	Park Place Entertainment Corp., Sr. Sub. Note, 8.125%, 5/15/2011	661,675
550,000		Tricon Global Restaurants, Inc., Sr. Note, 8.875%, 4/15/2011	561,000

		Total	1,222,675

		Multimedia--1.7%
1,825,000		News America Holdings, Inc., Deb.,10.125%, 10/15/2012	1,978,450
280,000	(1)	Primedia, Inc., Sr. Note, 8.875%, 5/15/2011	273,000

		Total	2,251,450

		Oil & Gas Operations--0.2%
310,000		Newfield Exploration Co., Sr. Note, 7.625%, 3/1/2011	308,868

		Special Purpose Entity--12.7%
1,860,000		Bear Stearns Commercial Mortgage Securities, Inc., Class A1, 6.08%, 9/15/2010	1,854,312
4,600,000		LB UBS Commercial Mortgage Trust, 6.27%, 10/15/2010	4,618,676
2,885,000		LB UBS Commercial Mortgage Trust, Class A2, 6.51%, 11/15/2010	2,883,246
2,867,147		Morgan Stanley Capital, Inc., Class A1, 6.83%, 10/15/2006	2,945,941
4,630,000		Prudential Mortgage Capital Funding LLC, Class A1, 6.232%, 5/10/2034	4,630,000

		Total	16,932,175

		Telecommunications--5.8%
1,950,000	(1)	France Telecommunications, Note, 7.75%, 3/1/2011	2,013,775
675,000		NEXTEL Communications, Inc., Sr. Note, 9.50%, 2/1/2011	546,750
1,830,000		Sprint Capital Corp., Company Guarantee, 7.625%, 1/30/2011	1,825,549
1,500,000		Telefonica Europe, Company Guarantee, 7.75%, 9/15/2010	1,561,335
1,700,000		Worldcom, Inc., Bond, 8.25%, 5/15/2031	1,707,599

		Total	7,655,008

		Telecommunication Services--0.4%
620,000	(1)	Global Crossing Holdings Ltd., 8.70%, 8/1/2007	558,000

		Transportation-Airlines--6.2%
1,776,419		Delta Air Lines, Inc., Pass Thru Cert., (Series A-1), 7.379%, 5/18/2010	1,866,368
3,300,000		Pegasus Aircraft Lease Securitization Trust, Class A2, 4.591%, 5/10/2031	3,291,750
2,465,000		United Air Lines, Pass Thru Cert., 7.186%, 4/1/2011	2,513,869
480,000	(1)	United Rentals, Inc., Sr. Note, 10.75%, 4/15/2008	501,600

		Total	8,173,587

		Transportation-Road & Rail--2.3%
3,080,000		Union Pacific Corp., Note, 6.65%, 1/15/2011	3,028,022

		Utilities--2.7%
550,000		Calpine Corp., Note, 8.50%, 2/15/2011	546,190
143,930		East Coast Power, Sr. Secd. Note, 6.737%, 3/31/2008	143,081
160,000	(1)	Grant Prideco, Inc., Sr. Note, 9.625%, 12/1/2007	170,800
1,250,000		PSEG Energy Holdings, Note, 9.125%, 2/10/2004	1,287,078
1,320,000		PSEG Energy Holdings, Note, 10.00%, 10/1/2009	1,392,484

		Total	3,539,633

		Utilities-Electrical & Gas--3.1%
2,000,000		FPL Group, Inc., Note, 6.125%, 5/15/2007	1,966,824
2,090,000	(1)	Pinnacle Partner, Sr. Note, 8.83%, 8/15/2004	2,152,930

		Total	4,119,754

		Total Corporate Bonds (identified cost $76,067,978)	76,584,967

Mortgage Backed Securities--27.9%
		Federal Home Loan Mortgage Corporation--8.4%
$11,140,000		5.625%-7.50%, 4/15/2008 - 7/1/2031	11,201,390

		Federal National Mortgage Association--16.1%
21,412,994		6.00%-7.50%, 8/1/2015 - 7/1/2031	21,391,871

		Government National Mortgage Association--3.4%
4,457,276		7.00%, 12/15/2028	4,516,426

		Total Mortgage Backed Securities (identified cost $36,912,132)	37,109,687

U.S. Treasury--7.5%
4,725,000		United States Treasury Bond, 7.25%, 8/15/2022	5,453,973
3,350,000		United States Treasury Note, 6.50%, 2/15/2010	3,597,180
785,000		United States Treasury Note, 7.00%, 7/15/2006	852,343

		Total U.S. Treasury (identified cost $9,828,987)	9,903,496

Preferred Stock--1.6%
		Special Purpose Entity--1.6%
1,989	(1)	Centaur Funding Corp. (Series B) (identified cost $1,989,000)	2,103,368

Commercial Paper--19.2%
		Automobiles--1.8%
2,420,000		Toyota Motor Credit Corp.	2,416,588

		Beverages--1.9%
2,450,000		Coca Cola Enterprises, Inc.	2,446,788

		Banking--1.8%
2,450,000		Bayerische Hypotheken-Und Wechsel-Bank AG	2,446,529

		Financial Services--11.9%
6,000,000		AIG Funding, Inc.	5,992,140
2,450,000		General Motors Acceptance Corp.	2,446,545
2,420,000		Morgan Stanley, Dean Witter & Co.	2,408,479
2,470,000		UBS Finance (Delaware), Inc. CP	2,466,484
2,450,000		Verizon Global Funding CP	2,447,053

		Total	15,760,701

		Utilities-Electrical & Gas--1.8%
2,450,000		General Electric Capital Corp. CP	2,446,554

		Total Commercial Paper (at amortized cost)	25,517,160

(2) Repurchase Agreement--4.3%
5,789,000		J.P. Morgan & Co., Inc., 2.90%, dated 5/31/2001, due 6/1/2001 (at amortized cost)	5,789,000

		Total Investments (identified cost $158,080,175) (3)	$158,998,287

(1) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At May 31, 2001, these securities amounted to $19,776,585 which represents 14.9% of net assets.

(2) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio of investments.

(3) The cost of investments for federal tax purposes amounts to $158,080,175. The net unrealized appreciation of investments on a federal tax basis amounts to $918,112 which is comprised of $1,670,964 appreciation and $752,852 depreciation at May 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($132,833,897) at May 31, 2001.

(See Notes which are an integral part of the Financial Statements)

FTI Municipal Bond Fund
Portfolio of Investments

May 31, 2001 (unaudited)

Principal Amount		Credit Rating*	Value
Long-Term Municipals--95.6%
	Alabama--1.2%
$1,030,000	Alabama State, GO, 4.50%, 6/1/2004	AA/Aa3	$1,060,725

	Colorado--2.7%
1,250,000	Colorado Water Reserve & Power Development Authority, (Series A), 5.50% (Original Issue Yield: 4.36%), 9/1/2009	AAA/Aaa	1,359,962
1,000,000	Denver, CO, City & County School District No. 01, Certificate Participation, 5.50% (Denver School Facilities Leasing Corp.)/(AMBAC INS), 12/15/2008	AAA/Aaa	1,063,380

	Total		2,423,342

	Georgia--5.9%
2,500,000	Fulton County, GA, School District, GO UT Refunding Bonds, 6.375% (Original Issue Yield: 6.60%), 5/1/2012	AA/Aa2	2,885,525
1,800,000	Georgia State, (Series A), 6.25% (Original Issue Yield: 5.35%), 4/1/2011	AAA/Aaa	2,067,246
160,000	Houston County, GA, Development Authority, Emerald Coast Housing, Multifamily Revenue Bonds (Series A), 6.40%, 8/1/2006	NR	96,000
390,000	Houston County, GA, Development Authority, Emerald Coast Housing, Multifamily Revenue Bonds (Series A), 6.85%, 8/1/2018	NR	234,000

	Total		5,282,771

	Illinois--2.6%
1,000,000	Elgin, IL, GO UT, 6.00% (Original Issue Yield: 5.50%), 1/1/2013	NR/Aa2	1,085,390
1,000,000	Regional Transportation Authority, IL Revenue Bonds (Series A), 7.20% (AMBAC INS)/(Original Issue Yield: 7.199%), 11/1/2020	AAA/Aaa	1,229,710

	Total		2,315,100

	Indiana--2.8%
1,000,000	Indiana Bond Bank, Revenue Bond (Series A), 5.50%, 8/1/2004	AAA/NR	1,058,020
1,355,000	Purdue University, IN, (Series Q), 5.375% (Original Issue Yield: 4.84%), 7/1/2007	AA/Aa2	1,451,273

	Total		2,509,293

	Iowa--1.2%
1,005,000	Iowa Finance Authority Hospital Facilities Revenue Bonds, 6.25% (Original Issue Yield: 5.70%), 2/15/2004	NR/A1	1,054,868

	Kansas--1.2%
1,000,000	Kansas State Department of Transportation, Refunding Revenue Bonds, 5.50% (Original Issue Yield: 4.42%), 9/1/2006	AA+/Aa2	1,080,900

	Maine--0.8%
660,000	Maine State Housing Authority, Refunding Revenue Bonds (Series D-1), 5.05%, 11/15/2016	AA/Aa2	670,362

	Massachusetts--7.1%
1,850,000	Commonwealth of Massachusetts, (Series A), 5.25% (Original Issue Yield: 3.98%), 1/1/2007	AA-/Aa2	1,967,012
2,250,000	Massachusetts State, (Series A), 5.75% (Original Issue Yield: 4.75%), 6/15/2007	NR/Aa3	2,456,190
1,750,000	Massachusetts State, (Series B), 5.25% (Original Issue Yield: 4.26%), 5/1/2009	AA-/Aa2	1,864,712

	Total		6,287,914

	Michigan--9.9%
2,500,000	Kent Hospital Finance Authority, MI, (Series A), 5.625% (MBIA INS)/(Original Issue Yield: 6.15%), 1/15/2026	AAA/Aaa	2,731,975
3,000,000	Michigan State Building Authority, (Series II), 5.50% (Original Issue Yield: 4.70%), 10/15/2006	AA+/Aa1	3,235,770
1,000,000	Michigan State, GO UT, 6.25% (Original Issue Yield: 6.40%), 11/1/2012	AAA/Aaa	1,144,650
1,560,000	Rochester, MI, Community School District, (Series I), 5.50% (Q-SBLF LOC)/(Original Issue Yield: 5.22%), 5/1/2008	AAA/Aaa	1,686,906

	Total		8,799,301

	Minnesota--4.2%
2,395,000	Minnesota State HFA, Revenue Bonds (Series C), 4.85%, 1/1/2024	AA+/Aa1	2,398,712
1,250,000	University of Minnesota, Revenue Bonds, (Series A), 5.75%, 7/1/2013	AA/Aa2	1,374,138

	Total		3,772,850

	Mississippi--2.5%
2,000,000	Mississippi State, GO UT, 5.75% (Original Issue Yield: 5.01%), 12/1/2012	AA/Aa3	2,208,340

	Missouri--3.4%
2,750,000	Missouri Highways & Transportation Commission, (Series A), 5.50% (Original Issue Yield: 4.63%), 2/1/2010	AA/Aa2	2,989,608

	Nevada--2.7%
2,320,000	Nevada State Highway Improvement Authority, (Series A), 5.00% (Original Issue Yield: 4.64%), 12/1/2006	AA/Aa3	2,448,180

	New Jersey--1.2%
1,000,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds (Series A), 6.00% (United States Treasury LOC)/(Original Issue Yield: 6.20%), 6/15/2002	NR/#Aaa	1,032,910

	New Mexico--1.2%
1,000,000	New Mexico State Highway Commission, Revenue Bond (Series A), 6.00%, 6/15/2013	AA+/Aa2	1,100,620

	New York--10.6%
1,280,000	Metropolitan Transportation Authority, NY, Revenue Bonds (Series A), 6.25% (MBIA INS), 4/1/2011	AAA/Aaa	1,472,256
1,420,000	New York State Thruway Authority, (Series A), 6.00% (FSA INS)/(Original Issue Yield: 5.61%), 4/1/2014	AAA/Aaa	1,570,733
1,000,000	New York State Thruway Authority, Revenue Bonds (Series A), 5.50% (AMBAC INS)/(Original Issue Yield: 5.55%), 4/1/2006	AAA/Aaa	1,064,430
400,000	New York State Urban Development Corp., Refunding Revenue Bonds, 5.50% (HUD Section 236 GTD), 7/1/2005	AAA/Aaa	428,216
1,000,000	Onondaga County, NY, GO UT Bonds, 5.875% (Original Issue Yield: 6.25%), 2/15/2012	AA+/Aa2	1,120,240
1,800,000	Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds (Series X), 6.625%, 1/1/2012	A+/Aa3	2,118,348
500,000	Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds (Series Y), 5.90% (Original Issue Yield: 5.95%), 1/1/2007	A+/Aa3	548,275
1,000,000	Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds (Series Y), 6.00% (Original Issue Yield: 6.14%), 1/1/2012	A+/Aa3	1,127,400

	Total		9,449,898

	Ohio--3.7%
2,135,000	Columbus, OH, Water System, Refunding Revenue Bonds, 5.00% (Original Issue Yield: 4.00%), 11/1/2005	AA/Aa2	2,251,080
1,000,000	Ohio State Turnpike Commission Revenue Bonds, (Series A), 5.50% (MBIA INS)/(Original Issue Yield: 5.97%), 2/15/2026	AAA/#Aaa	1,090,900

	Total		3,341,980

	Oregon--2.8%
1,250,000	Lane County, OR, School District No. 019, GO UT Refunding Bonds, 6.00% (FGIC INS)/(Original Issue Yield: 5.08%), 10/15/2013	AAA/Aaa	1,411,738
1,000,000	Oregon State, GO LT Bonds, 6.75%, 5/1/2005	AA/Aa2	1,112,340

	Total		2,524,078

	Pennsylvania--3.6%
1,520,000	Pennsylvania Infrastructure Investment Authority, Refunding Revenue Bonds, 5.85% (Original Issue Yield: 5.849%), 9/1/2008	AA+/NR	1,597,155
1,500,000	Pennsylvania State, GO UT, 5.125% (AMBAC INS)/(Original Issue Yield: 4.80%), 9/15/2004	AAA/Aaa	1,578,120

	Total		3,175,275

	Rhode Island--0.3%
260,000	Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds (Series 25-A), 4.95%, 10/1/2016	AA+/Aa2	265,249

	South Carolina--2.6%
2,150,000	South Carolina State, GO UT, 5.25%, 4/1/2005	AAA/Aaa	2,275,453

	South Dakota--2.6%
2,250,000	South Dakota Housing Development Authority, (Series A) Revenue Bonds, 5.30%, 5/1/2004	AAA/Aa1	2,332,575

	Tennessee--4.3%
2,000,000	Metropolitan Government Nashville & Davidson County, TN, (Series A & B), 5.00% (Original Issue Yield: 3.72%), 10/15/2005	AA/Aa2	2,107,700
1,750,000	Tennessee Housing Development Agency, Refunding Revenue Bonds, 4.70% (Original Issue Yield: 4.70%), 7/1/2015	AA/Aa2	1,755,303

	Total		3,863,003

	Texas--4.8%
1,705,000	Harris County, TX, (GO UT), 5.75% (Original Issue Yield: 5.15%), 10/1/2014	AA+/Aa1	1,867,452
1,000,000	Kerrville Texas, ISD, GO UT Bonds, 6.00% (PSFG GTD), 8/15/2013	NR/Aaa	1,097,340
1,250,000	San Antonio, TX Electric & Gas, (Series A), 5.125% (Original Issue Yield: 4.47%), 2/1/2009	AA/Aa1	1,308,775

	Total		4,273,567

	Virginia--3.2%
190,000	Virginia State Public School Authority, GO UT Bonds (Series B), 6.00%, 8/1/2005	AAA/Aa1	208,086
2,500,000	Virginia State Public School Authority, Revenue Bonds (Series A), 5.25%, 8/1/2006	AA+/Aa1	2,671,500

	Total		2,879,586

	Washington--3.9%
200,000	Clark County, WA Public Utilities District No. 001, Revenue Bonds, 6.00% (FGIC INS), 1/1/2008	AAA/Aaa	221,662
2,000,000	Pierce County, WA School District No. 320, GO UT, 6.00% (FSA INS)/(Original Issue Yield: 5.63%), 12/1/2014	NR/Aaa	2,188,560
1,000,000	Washington State, (Series C), 5.50% (Original Issue Yield: 4.77%), 7/1/2011	AA+/Aa1	1,078,200

	Total		3,488,422

	Wisconsin--2.6%
700,000	Wisconsin State, GO UT Refunding Bonds (Series 2), 5.40%, 5/1/2004	AA/Aa2	734,468
1,500,000	Wisconsin State Petroleum Inspection Fee, Revenue Bonds (Series A), 6.00%, 7/1/2011	AA-/Aa3	1,605,990

	Total		2,340,458

	Total Long-Term Municipals (identified cost $83,075,285)		85,246,628

U.S. Treasury--3.5%
3,250,000	United States Treasury Note, 5.00%, 2/15/2011 (identified cost $3,134,819)		3,152,757

	Total Investments (identified cost $86,210,104)(1)		$88,399,385

(1) The cost of investments for federal tax purposes amounts to $86,210,104. The net unrealized appreciation of investments on a federal tax basis amounts to $2,189,281 which is comprised of $2,428,145 appreciation and $238,864 depreciation at May 31, 2001 .

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets ($89,199,947) at May 31, 2001.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance
GO--General Obligation
GTD--Guaranteed
HFA--Housing Finance Authority
HUD--Department of Housing and Urban Development
INS--Insured
ISD--Independent School District
LOC--Letter of Credit
LT--Limited Tax
MBIA--Municipal Bond Investors Assurance
PSFG--Permanent School Fund Guarantee
Q-SBLF--Qualified State Bond Loan Fund
UT--Unlimited Tax

(See Notes which are an integral part of the Financial Statements)

FTI Funds
Statements of Assets and Liabilities

May 31, 2001 (unaudited)

	Large Capitalization Growth Fund	Large Capitalization Growth and Income Fund	International Equity Fund
Assets:
Investments in repurchase agreements	$832,000	$4,321,000	$--
Investments in securities	27,051,688	75,758,860	67,675,401

Total investments in securities at value	27,883,688	80,079,860	67,675,401
Income receivable	14,156	199,423	296,541
Cash	133,540	3,031	--
Net receivable for foreign currency exchange transactions	--	--	103,719
Receivable for investments sold	--	--	1,046,000
Deferred organizational costs	--	--	3,475

Total Assets	28,031,384	80,282,314	69,125,136

Liabilities:
Payable for investments purchased	--	--	1,285,802
Payable for Shares redeemed	--	--	--
Payable for taxes withheld	--	6,818	19,630
Payable to Bank	--	--	566,942
Accrued expenses	27,306	71,489	69,918

Total Liabilities	27,306	78,307	1,942,292

Net Assets	$28,004,078	$80,204,007	$67,182,844

Net Assets Consist of:
Paid in capital	$28,196,438	$50,988,260	$76,732,704
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency	1,871,855	21,287,845	807,757
Accumulated net realized gain/(loss) on investments and foreign currency transactions	(2,040,713)	7,795,165	(10,183,649)
Undistributed net investment income/(net operating loss)	(23,502)	132,737	(173,968)

Total Net Assets	$28,004,078	$80,204,007	$67,182,844

Net Asset Per Share, Offering Price and Redemption Proceeds Per Share	$8.20	$7.53	$12.10

Shares Outstanding	3,416,786	10,653,241	5,550,841

Investments, at identified cost	$26,011,833	$58,792,015	$66,931,969

(See Notes which are an integral part of the Financial Statements)

FTI Funds
Statements of Assets and Liabilities

May 31, 2001 (unaudited)

	Small Capitalization Equity Fund	European Smaller Companies Fund	Bond Fund	Municipal Bond Fund
Assets:
Investments in repurchase agreements	$10,291,000	$1,806,000	$5,789,000	$--
Investments in securities	93,570,820	15,880,020	153,209,287	88,399,385

Total investments in securities at value	103,861,820	17,686,020	158,998,287	88,399,385
Income receivable	33,420	27,836	1,379,796	1,284,815
Cash	788	3,821	3,318	--
Cash denominated in foreign currencies (identified cost $23,680)	--	23,489	--	--
Net receivable for foreign currency exchange transactions	--	125	--	--
Receivable for investments sold	--	179,894	1,827,117	--
Deferred organizational costs	3,460	--	--	--

Total Assets	103,899,488	17,921,185	162,208,518	89,684,200

Liabilities:
Payable for investments purchased	228,604	177,631	28,675,778	--
Payable for Shares redeemed	851,934	--	--	--
Payable for taxes withheld	--	3,194	--	--
Payable to Bank	--	--	--	145,390
Income distribution payable		--	623,565	276,270
Accrued expenses	101,018	30,442	75,278	62,593

Total Liabilities	1,181,556	211,267	29,374,621	484,253

Net Assets	$102,717,932	$17,709,918	$132,833,897	$89,199,947

Net Assets Consist of:
Paid in capital	$78,694,579	$20,000,159	$132,922,121	$87,314,071
Net unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	17,270,819	(839,399)	918,112	2,189,281
Accumulated net realized gain/(loss) on investments and foreign currency transactions	7,050,796	(1,476,428)	(1,006,924)	(305,512)
Undistributed net investment income/(net operating loss)	(298,262)	25,586	588	2,107

Total Net Assets	$102,717,932	$17,709,918	$132,833,897	$89,199,947

Net Asset Per Share, Offering Price and Redemption Proceeds Per Share	$20.48	$8.58	$9.75	$9.90

Shares Outstanding	5,016,249	2,064,544	13,626,483	9,011,586

Investments, at identified cost	$86,591,001	$18,524,353	$158,080,175	$86,210,104

(See Notes which are an integral part of the Financial Statements)

FTI Funds
Statements of Operations

Six Months Ended May 31, 2001 (unaudited)

	Large Capitalization Growth Fund	Large Capitalization Growth and Income Fund	International Equity Fund
Investment Income:
Dividends	$59,766	$534,452 (1)	$666,543 (2)
Interest	84,006	118,889	101,712

Total Income	143,772	653,341	768,255
Expenses:
Investment adviser fee	116,162	306,088	431,101
Administrative personnel and services fee	37,397	55,313	58,421
Custodian fees	8,605	12,763	56,077
Transfer and dividend disbursing agent fees and expenses	7,174	7,572	8,133
Directors' fees	1,670	5,368	5,498
Auditing fees	8,404	10,446	14,579
Legal fees	11,481	7,340	11,952
Portfolio accounting fees	20,156	18,540	21,097
Share registration costs	8,292	7,445	11,935
Printing and postage	5,528	5,533	6,620
Insurance premiums	311	377	565
Miscellaneous	1,234	1,054	3,926

Total expenses	226,414	437,839	629,904

Waivers and Reimbursements:
Waiver of administrative personnel and services fee	(20,360)	(10,421)	(11,001)
Waiver of custodian fee	(8,605)	(12,763)	--
Reimbursements of other operating expenses	(30,175)	--	(101,584)

Total Waivers and Reimbursements	(59,140)	(23,184)	(112,585)

Net expenses	167,274	414,655	517,319

Net investment income (net operating loss)	(23,502)	238,686	250,936

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(2,040,202)	7,799,569	(5,531,926)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency	(3,536,790)	(12,867,698)	(4,876,957)

Net realized and unrealized loss on investments and foreign currency	(5,576,992)	(5,068,129)	(10,408,883)

Change in net assets resulting from operations	$(5,600,494)	$(4,829,443)	$(10,157,947)

(1) Net of foreign taxes withheld of $9,625.

(2) Net of foreign taxes withheld of $89,626.

(See Notes which are an integral part of the Financial Statements)

FTI Funds
Statements of Operations

Six Months Ended May 31, 2001 (unaudited)

	Small Capitalization Equity Fund	European Smaller Companies Fund(1)	Bond Fund	Municipal Bond Fund
Investment Income:
Dividends	$113,331	$66,404 (2)	$91,304	$--
Interest	261,771	31,836	4,198,218	1,954,091

Total Income	375,102	98,240	4,289,522	1,954,091
Expenses:
Investment adviser fee	523,641	60,545	318,102	206,760
Administrative personnel and services fee	70,974	30,411	86,275	56,080
Custodian fees	13,187	9,160	15,417	12,118
Transfer and dividend disbursing agent fees and expenses	8,531	5,152	8,183	9,222
Directors' fees	5,172	1,335	5,212	3,820
Auditing fees	10,473	6,504	9,278	10,225
Legal fees	13,722	5,167	18,694	14,196
Portfolio accounting fees	19,087	15,192	24,492	26,054
Share registration costs	8,854	8,347	9,650	9,764
Printing and postage	7,473	4,876	4,397	5,805
Insurance premiums	566	226	436	419
Miscellaneous	5,059	1,947	1,770	1,797

Total expenses	686,739	148,862	501,906	356,260

Waivers and Reimbursements:
Waiver of administrative personnel and services fee	(13,375)	(23,751)	(16,293)	(10,593)
Waiver of custodian fee	--	(9,160)	(15,417)	(12,118)
Reimbursements of other operating expenses	--	(43,297)	--	--

Total Waivers and Reimbursements	(13,375)	(76,208)	(31,710)	(22,711)

Net expenses	673,364	72,654	470,196	333,549

Net investment income (net operating loss)	(298,262)	25,586	3,819,326	1,620,542

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	7,681,652	(1,476,428)	2,678,349	801,601
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	(9,296,137)	(839,399)	402,260	1,232,928

Net realized and unrealized gain (loss) on investments and foreign currency	(1,614,485)	(2,315,827)	3,080,609	2,034,529

Change in net assets resulting from operations	$(1,912,747)	$(2,290,241)	$6,899,935	$3,655,071

(1) Reflects operations for the period from January 2, 2001 (commencement of operations) to May 31, 2001.

(2) Net of foreign taxes withheld of $9,788.

(See Notes which are an integral part of the Financial Statements)

FTI Funds
Statements of Changes in Net Assets

	Large Capitalization Growth Fund		Large Capitalization Growth and Income Fund
	Six Months Ended (unaudited) May 31, 2001	Year Ended November 30, 2000	Six Months Ended (unaudited) May 31, 2001	Year Ended November 30, 2000
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(net operating loss)	$(23,502)	$(203,528)	$238,686	$269,953
Net realized gain (loss) on investments and foreign currency transactions	(2,040,202)	911,048	7,799,569	14,551,020
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency	(3,536,790)	(4,685,240)	(12,867,698)	(16,633,318)

Change in net assets resulting from operations	(5,600,494)	(3,977,720)	(4,829,443)	(1,812,345)

Distributions to Shareholders:
Distributions from net investment income	--	--	(198,061)	(285,871)
Distributions from net realized gain on investments and foreign currency transactions	(911,483)	(1,878,125)	(14,555,352)	(13,513,571)

Change in net assets from distributions to shareholders	(911,483)	(1,878,125)	(14,753,413)	(13,799,442)

Share Transactions:
Proceeds from sale of shares	2,116,522	9,613,216	2,547,354	12,889,271
Net asset value of shares issued to shareholders in payment of distributions declared	910,509	17,175	14,287,036	50,297
Cost of shares redeemed	(1,783,540)	(1,739,785)	(4,099,971)	(10,162,673)

Change in net assets from share transactions	1,243,491	7,890,606	12,734,419	2,776,895

Change in net assets	(5,268,486)	2,034,761	(6,848,437)	(12,834,892)
Net Assets:
Beginning of period	33,272,564	31,237,803	87,052,444	99,887,336

End of period	$28,004,078	$33,272,564	$80,204,007	$87,052,444

Undistributed net investment income/(net operating loss) included in net assets at end of period	$(23,502)	$--	$132,737	$92,112

(See Notes which are an integral part of the Financial Statements)

FTI Funds
Statements of Changes in Net Assets

	International Equity Fund		Small Capitalization Equity Fund
	Six Months Ended (unaudited) May 31, 2001	Year Ended November 30, 2000	Six Months Ended (unaudited) May 31, 2001	Year Ended November 30, 2000
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(net operating loss)	$250,936	$(183,558)	$(298,262)	$(776,036)
Net realized gain (loss) on investments and foreign currency transactions	(5,531,926)	(4,670,423)	7,681,652	23,051
Net change in unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currency	(4,876,957)	(16,478,165)	(9,296,137)	3,176,614

Change in net assets resulting from operations	(10,157,947)	(21,332,146)	(1,912,747)	2,423,629

Distributions to Shareholders:
Distributions from net investment income	(186,016)	--	--	--
Distributions from net realized gain on investments and foreign currency transactions	--	(3,806,991)	--	(6,793,844)

Change in net assets from distributions to shareholders	(186,016)	(3,806,991)	--	(6,793,844)

Share Transactions:
Proceeds from sale of shares	167,955,753	259,041,015	13,276,460	102,828,570
Net asset value of shares issued to shareholders in payment of distributions declared	34,024	581,995	--	1,434,503
Cost of shares redeemed	(183,063,808)	(217,871,903)	(18,031,181)	(63,259,402)

Change in net assets from share transactions	(15,074,031)	41,751,107	(4,754,721)	41,003,671

Change in net assets	(25,417,994)	16,611,970	(6,667,468)	36,633,456
Net Assets:
Beginning of period	92,600,838	75,988,868	109,385,400	72,751,944

End of period	$67,182,844	$92,600,838	$102,717,932	$109,385,400

Undistributed net investment income/(net operating loss) included in net assets at end of period	$(173,968)	$(238,888)	$(298,262)	$--

(See Notes which are an integral part of the Financial Statements)

FTI Funds
Statements of Changes in Net Assets

	European Smaller Companies Fund	Bond Fund		Municipal Bond Fund
	Period Ended (unaudited) May 31, 2001(1)	Six Months Ended (unaudited) May 31, 2001	Year Ended November 30, 2000	Six Months Ended (unaudited) May 31, 2001	Year Ended November 30, 2000
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$25,586	$3,819,326	$7,295,441	$1,620,542	$3,049,841
Net realized gain (loss) on investments and foreign currency transactions	(1,476,428)	2,678,349	(1,864,638)	801,601	(553,240)
Net change in unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currency	(839,399)	402,260	2,549,200	1,232,928	1,138,912

Change in net assets resulting from operations	(2,290,241)	6,899,935	7,980,003	3,655,071	3,635,513

Distributions to Shareholders:
Distributions from net investment income	--	(3,798,416)	(7,333,962)	(1,618,435)	(3,050,908)
Distributions from net realized gain on investments and foreign currency transactions	--	--	--	--	--

Change in net assets from distributions to shareholders	--	(3,798,416)	(7,333,962)	(1,618,435)	(3,050,908)

Share Transactions:
Proceeds from sale of shares	20,521,269	24,845,549	21,075,016	19,374,375	15,962,705
Net asset value of shares issued to shareholders in payment of distributions declared	--	6,714	91,114	456	4,093
Cost of shares redeemed	(521,110)	(10,436,583)	(13,383,130)	(5,979,916)	(13,481,349)

Change in net assets from share transactions	20,000,159	14,415,680	7,783,000	13,394,915	2,485,449

Change in net assets	17,709,918	17,517,199	8,429,041	15,431,551	3,070,054
Net Assets:
Beginning of period	--	115,316,698	106,887,657	73,768,396	70,698,342

End of period	$17,709,918	$132,833,897	$115,316,698	$89,199,947	$73,768,396

Undistributed net investment income/(net operating loss) included in net assets at end of period	$25,586	$588	$(20,322)	$2,107	--

(1) Reflects operations for the period from January 2, 2001 (commencement of performance) to May 31, 2001.

(See Notes which are an integral part of the Financial Statements)

FTI Funds
Financial Highlights

(For a share outstanding throughout each period)

Year Ended November 30,	Net Asset Value, Beginning of Period	Net Investment Income/ (Net Operating Loss)		Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency Transactions
Large Capitalization Growth Fund
1999(1)	$10.00	(0.02	)(2)	1.81	1.79	--	--
2000	$11.79	(0.06)		(0.92)	(0.98)	--	(0.71)
2001(7)	$10.10	(0.01)		(1.61)	(1.62)	--	(0.28)
Large Capitalization Growth and Income Fund
1999(1)	$10.00	0.04	(2)	1.38	1.42	(0.03)	--
2000	$11.39	0.03		(0.22)	(0.19)	(0.03)	(1.54)
2001(7)	$ 9.63	0.02		(0.49)	(0.47)	(0.02)	(1.61)
International Equity Fund
1996(3)	$10.00	0.01	(2)	0.99	1.00	(0.01)	--
1997	$10.99	0.02		1.39	1.41	(0.20)	--
1998	$12.20	0.04		1.73	1.77	(0.12)	--
1999	$13.85	(0.01)		3.78	3.77	--	--
2000	$17.62	(0.03)		(2.78)	(2.81)	--	(0.86)
2001(7)	$13.95	0.03		(1.85)	(1.82)	(0.03)	--
Small Capitalization Equity Fund
1996	$10.00	(0.04)		2.12	2.08	--	--
1997	$12.08	(0.09)		2.38	2.29	--	--
1998	$14.37	(0.15	)(2)	(0.61)	(0.76)	--	(0.35)
1999	$13.26	(0.16)		7.71	7.55	--	--
2000	$20.81	(0.15)		2.25	2.10	--	(1.91)
2001(7)	$21.00	(0.06)		(0.46)	(0.52)	--	--
European Smaller Companies Fund
2001(8)	$10.00	0.01		(1.43)	(1.42)	--	--
Bond Fund
1999(1)	$10.00	0.61	(2)	(0.58)	0.03	(0.59)	--
2000	$ 9.44	0.63		0.05	0.68	(0.63)	--
2001(7)	$ 9.49	0.29		0.26	0.55	(0.29)	--
Municipal Bond Fund
1999(1)	$10.00	0.38	(2)	(0.44)	(0.06)	(0.38)	--
2000	$ 9.56	0.41		0.08	0.49	(0.41)	--
2001(7)	$ 9.64	0.19		0.26	0.45	(0.19)	--

(1) Reflects operations for the period from December 11, 1998 (commencement of operations) to November 30, 1999.

(2) Per share information is based on average shares outstanding.

(3) Reflects operations for the period from December 22, 1995 (commencement of operations) to November 30, 1996.

(4) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(5) This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

(6) Computed on an annualized basis.

(7) Six months ended (unaudited) May 31, 2001

(8) Reflects operations for the period from January 2, 2001 (commencement of operations) to May 31, 2001

(See Notes which are an integral part of the Financial Statements)

			Ratios to Average Net Assets
Total Distributions	Net Asset Value, End of Period	Total Return (4)	Expenses		Net Investment Income/ Loss		Expense Waiver/ Reimbursement(5)		Net Assets, End of Period (000 omitted)	Portfolio Turnover

--	$11.79	17.90%	1.08	%(6)	(0.21	)%(6)	0.48	%(6)	$31,238	62%
(0.71)	$10.10	(9.05)%	1.08%		(0.55)%		0.25%		$33,273	70%
(0.28)	$8.20	(16.46)%	1.08	%(6)	(0.15	)%(6)	0.38	%(6)	$28,004	39%

(0.03)	$11.39	14.20%	1.08	%(6)	0.37	%(6)	0.03	%(6)	$99,887	61%
(1.57)	$9.63	(1.98)%	0.97%		0.28%		0.05%		$87,052	9%
(1.63)	$7.53	(5.47)%	1.02	%(6)	0.58	%(6)	0.05	%(6)	$80,204	16%

(0.01)	$10.99	10.04%	1.68	%(6)	0.05	%(6)	3.05	%(6)	$12,065	29%
(0.20)	$12.20	13.01%	1.60%		0.13%		0.13%		$40,869	55%
(0.12)	$13.85	14.61%	1.39%		0.27%		0.10%		$74,445	68%
--	$17.62	27.22%	1.20%		0.00%		0.20%		$75,989	72%
(0.86)	$13.95	(17.03)%	1.20%		(0.17)%		0.18%		$92,601	84%
(0.03)	$12.10	(13.08)%	1.20	%(6)	0.58	%(6)	0.26	%(6)	$67,183	44%

--	$12.08	20.80%	1.50	%(6)	(0.68	)%(6)	1.51	%(6)	$19,318	94%
--	$14.37	18.96%	1.50%		(0.89)%		0.24%		$40,505	111%
(0.35)	$13.26	(5.34)%	1.50%		(1.08)%		0.01%		$46,233	158%
--	$20.81	56.94%	1.44%		(0.95)%		0.00%		$72,752	130%
(1.91)	$21.00	10.22%	1.27%		(0.68)%		0.02%		$109,385	90%
--	$20.48	(2.48)%	1.29	%(6)	(0.57	)%(6)	0.02	%(6)	$102,718	31%

--	$8.58	(14.20)%	1.20	%(6)	0.42	%(6)	1.26	%(6)	$17,710	36%

(0.59)	$9.44	0.31%	0.85	%(6)	6.45	%(6)	0.03	%(6)	$106,888	175%
(0.63)	$9.49	7.53%	0.74%		6.72%		0.05%		$115,317	211%
(0.29)	$9.75	5.83%	0.74	%(6)	6.00	%(6)	0.05	%(6)	$132,834	215%

(0.38)	$9.56	(0.66)%	0.80	%(6)	4.00	%(6)	0.11	%(6)	$70,698	61%
(0.41)	$9.64	5.21%	0.79%		4.25%		0.05%		$73,768	123%
(0.19)	$9.90	4.72%	0.81	%(6)	3.92	%(6)	0.05	%(6)	$89,200	48%

FTI Funds
Notes to Financial Statements

May 31, 2001 (unaudited)

(1) Organization

FTI Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

Portfolio Name	Investment Objective
FTI Large Capitalization Growth Fund ("Large Capitalization Growth Fund")	To provide long-term growth of principal.
FTI Large Capitalization Growth and Income Fund ("Large Capitalization Growth and Income Fund")	To provide long-term growth of principal and income.
FTI International Equity Fund ("International Equity Fund")	To provide growth of principal.
FTI Small Capitalization Equity Fund ("Small Capitalization Equity Fund")	To provide growth of principal.
FTI European Smaller Companies Fund ("European Smaller Companies Fund")(1)	To provide growth of principal.
FTI Bond Fund ("Bond Fund")	To provide total return with emphasis on income.
FTI Municipal Bond Fund ("Municipal Bond Fund")	To provide total return with emphasis on income.

The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(1) European Smaller Companies Fund commenced operations on January 2, 2001.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations--U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York S tock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities. The Fund along with other affiliated investment companies may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Certain dividends from foreign securities may be recorded after the ex-dividend date based upon when the Fund is reasonably able to obtain information.

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective December 1, 2001. Prior to this date, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect, although not yet fully determined, will have no impact on the total net assets of the Fund.

Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

At November 30, 2000, International Equity Fund, Small Capitalization Equity Fund, Bond Fund and Municipal Bond Fund, for federal tax purposes, each had a capital loss carryforward, as noted below, that will reduce the Funds' taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Fund	Total Tax Loss Carryforward
International Equity Fund	$4,651,723
Small Capitalization Equity Fund	$614,127
Bond Fund	$3,295,952
Municipal Bond Fund	$1,107,113

International Equity Fund
Expiration Year	Expiration Amount
2008	$4,651,723

Small Capitalization Equity Fund
Expiration Year	Expiration Amount
2008	$614,127

Bond Fund
Expiration Year	Expiration Amount
2007	$1,595,369
2008	$1,700,583

Municipal Bond Fund
Expiration Year	Expiration Amount
2007	$553,873
2008	$553,240

When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to change in market conditions or the failure of counterparties to perform under the contract.

Deferred Expenses--The costs incurred by each fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

Foreign Exchange Contracts--The Funds may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Funds may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Funds' securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At May 31, 2001, the International Equity Fund and European Smaller Companies Fund had outstanding foreign currency commitments as set forth below:

International Equity Fund
	Settlement Date	Contracts to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation
Contracts Purchased:	June 21, 2001	442,840,000 Japanese Yen	$3,649,219	$3,725,101	$75,882
	June 1, 2001	112,908,930 Japanese Yen	938,561	949,772	11,211

Contracts Sold:	June 1, 2001	524,618 British Pound Sterling	$745,796	$743,882	$1,914
	June 1, 2001	83,990 British Pound Sterling	119,962	119,093	869
	June 1, 2001	41,698 Euro	35,693	35,261	432
	June 1, 2001	85,400 Hong Kong Dollar	10,949	10,949	0
	June 21, 2001	442,840,000 Japanese Yen	3,747,482	3,734,071	13,411

	Net Unrealized Appreciation on Foreign Currency Exchange Contracts				$103,719

European Smaller Companies Fund
	Settlement Date	Contracts to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contracts Purchased:	June 1, 2001	57,364 British Pound Sterling	$81,686	$81,339	$(347)
	June 1, 2001	333,965 Swedish Krona	31,581	30,937	(644)

Contracts Sold:	June 1, 2001	89,268 Danish Krone	$10,249	$10,126	$123
	June 1, 2001	95,960 Euro	82,141	81,148	993

	Net Unrealized Appreciation (Depreciation) on Foreign Currency Exchange Contracts				$125

Foreign Currency Translation--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other--Investment transactions are accounted for on a trade date basis.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Large Capitalization Growth Fund		Large Capitalization Growth and Income Fund
	Six Months Ended May 31, 2001	Year Ended November 30, 2000	Six Months Ended May 31, 2001	Year Ended November 30, 2000
Shares sold	230,559	785,274	329,719	1,280,204
Shares issued to shareholders in payment of distributions declared	95,541	1,498	1,824,674	5,101
Shares redeemed	(203,932)	(142,596)	(544,291)	(1,015,091)

Net change resulting from share transactions	122,168	644,176	1,610,102	270,214

	International Equity Fund		Small Capitalization Equity Fund
	Six Months Ended May 31, 2001	Year Ended November 30, 2000	Six Months Ended May 31, 2001	Year Ended November 30, 2000
Shares sold	12,875,421	15,089,857	647,444	4,261,103
Shares issued to shareholders in payment of distributions declared	2,451	32,315	--	69,300
Shares redeemed	(13,963,997)	(12,798,357)	(839,364)	(2,618,791)

Net change resulting from share transactions	(1,086,125)	2,323,815	(191,920)	1,711,612

	European Smaller Companies Fund	Bond Fund
	Period Ended May 31, 2001(1)	Six Months Ended May 31, 2001	Year Ended November 30, 2000
Shares sold	2,117,844	2,539,630	2,253,862
Shares issued to shareholders in payment of distributions declared	--	684	9,765
Shares redeemed	(53,300)	(1,066,089)	(1,437,149)

Net change resulting from share transactions	2,064,544	1,474,225	826,478

(1) Reflects operations for the period from January 2, 2001 (commencement of operations) to May 31, 2001.

	Municipal Bond Fund
	Six Months Ended May 31, 2001	Year Ended November 30, 2000
Shares sold	1,961,078	1,671,615
Shares issued to shareholders in payment of distributions declared	46	425
Shares redeemed	(603,112)	(1,413,333)

Net change resulting from share transactions	1,358,012	258,707

(4) Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--Fiduciary International, Inc., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to the percentage of the Funds' average daily net assets as follows:

Fund	Investment Adviser Fee Percentage
Large Capitalization Growth Fund	0.75%
Large Capitalization Growth and Income Fund	0.75%
International Equity Fund	1.00%
Small Capitalization Equity Fund	1.00%
European Smaller Companies Fund	1.00%
Bond Fund	0.50%
Municipal Bond Fund	0.50%

The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on a scale that ranges from 0.150% to 0.075% the average aggregate net assets of the Trust for the period, subject to a minimum fee of $75,000 per portfolio. FAS may voluntarily choose to waive a portion of its fee.

Distribution Services Fee--The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Edgewood Services, Inc., the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of each Fund's shares. The Plan provides that each Fund may incur distribution expenses up to 0.25% of average daily net assets, annually, to compensate Edgewood Services, Inc.

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

For the six months ended May 31, 2001, the Funds did not incur a distribution services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Custodian Fees--Fiduciary Trust Company International is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses--Organizational expenses were borne initially by FAS. The Funds have agreed to reimburse FAS for these expenses. These expenses have been deferred and are being amortized over the five years period following each Fund's effective date. For six months ended May 31, 2001, the Fund amortized organizational expenses as follows:

Fund	Initial Organizational Expenses	Organizational Expenses Amortized
International Equity Fund	$34,072	$3,444
Small Capitalization Equity Fund	$34,076	$3,465

General--Certain of the Officers of the Trust are Officers and Directors or Trustees of the above companies.

(5) Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government and short-term securities (and in-kind contributions), for the six months ended May 31, 2001, were as follows:

Fund	Purchases	Sales
Large Capitalization Growth Fund	$15,186,348	$10,820,200
Large Capitalization Growth and Income Fund	$11,913,328	$15,853,394
International Equity Fund	$35,649,912	$52,205,880
Small Capitalization Equity Fund	$35,949,856	$29,163,696
European Smaller Companies Fund	$23,199,467	$5,017,187
Bond Fund	$107,539,270	$68,736,017
Municipal Bond Fund	$52,071,316	$38,062,046

Purchases and sales of long-term U.S. government securities, for the six months ended May 31, 2001 were $168,219,873 and $195,136,747, respectively, for FTI Bond Fund.

(6) Concentration of Credit Risk

Concentration of Credit Risk--International Equity Fund and European Smaller Companies Fund invest in securities of non-U.S. issuers. Although the Funds maintain a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. At May 31, 2001, the diversification of industries for International Equity Fund was as follows:

Industry	% of Net Assets	Industry	% of Net Assets
Automobiles & Components	3.1%	Insurance	3.1%
Banks	14.5%	Materials	0.5%
Capital Goods	3.2%	Media	3.8%
Commercial Services & Supplies	5.4%	Pharmaceuticals & Biotechnology	11.5%
Consumer Durables & Apparel	2.7%	Real Estate	1.1%
Diversified Financials	11.6%	Retailing	2.6%
Energy	8.7%	Technology Hardware & Equipment	11.4%
Food & Drug Retailing	4.1%	Telecommunication Services	4.7%
Hotels Restaurants & Leisure	2.8%	Transportation	3.8%
Household & Personal Products	2.1%

At May 31, 2001, the diversification of industries for European Smaller Companies Fund was as follows:

Industry	% of Net Assets	Industry	% of Net Assets
Banks	1.4%	Media	6.2%
Capital Goods	10.1%	Pharmaceuticals & Biotechnology	3.8%
Commercial Services & Supplies	14.4%	Real Estate	1.5%
Consumer Durables & Apparel	4.4%	Retailing	1.5%
Diversified Financials	5.5%	Software & Services	6.0%
Energy	3.3%	Technology Hardware & Equipment	13.1%
Food Beverage & Tobacco	3.2%	Transportation	1.5%
Health Care Equipment & Services	8.8%	Utilities	3.4%
Hotels Restaurants & Leisure	1.6%

Trustees

James C. Goodfellow
Burton J. Greenwald
Kevin J. O'Donnell
Robert E. Wade

Officers

Burton J. Greenwald
Chairman

Peter J. Germain
President and Treasurer

Jeffrey W. Sterling
Vice President and Assistant Treasurer

George Polatas
Vice President

Gail C. Jones
Secretary

Victor R. Siclari
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning the Funds' objectives and policies, management fees, expenses and other information.

[Logo of FTI]

FTI FUNDS

FTI Large Capitalization Growth Fund
Cusip 302927702

FTI Large Capitalization Growth and Income Fund
Cusip 302927801

FTI International Equity Fund
Cusip 302927207

FTI Small Capitalization Equity Fund
Cusip 302927108

FTI European Smaller Companies Fund
Cusip 302927884

FTI Bond Fund
Cusip 302927603

FTI Municipal Bond Fund
Cusip 302927504

Edgewood Services Inc., Distributor
Investment Company Act File No. 811-7369
G01710-01 (7/01)

Fiduciary
Trust
International